                                                                                                        EXECUTION COPY

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                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                             as Depositor,

                                                        WELLS FARGO BANK, N.A.,

                                                        as Trust Administrator,

                                                                  and

                                                    U.S. BANK NATIONAL ASSOCIATION,

                                                              as Trustee

                                                ______________________________________

                                                            TRUST AGREEMENT
                                                       Dated as of May 31, 2006

                                                ______________________________________

                                              Mortgage Trust Certificates, Series 2006-2A

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                                                TABLE OF CONTENTS                                             Page

ARTICLE III           ADMINISTRATION OF THE UNDERLYING CERTIFICATES; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS.13

         Section 3.01.         REMIC Provisions.................................................................13

         Section 3.02.         Collection of Monies.............................................................16

         Section 3.03.         Establishment of Trust Certificate Account; Deposits in Trust Certificate Account17

                                                                -i-

                                                                -ii-

Exhibit A.........FORM OF CLASS A CERTIFICATE
Exhibit B.........FORM OF CLASS AR CERTIFICATE
Exhibit C-1.......FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT
Exhibit C-2.......FORM OF TRANSFEROR CERTIFICATE
Exhibit D.........UNDERLYING POOLING AGREEMENT
Exhibit E.........FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS
Exhibit F.........ADDITIONAL FORM 10-D DISCLOSURE
Exhibit G.........ADDITIONAL DISCLOSURE NOTIFICATION
Exhibit H.........ADDITIONAL FORM 10-K DISCLOSURE
Exhibit I.........FORM 8-K DISCLOSURE INFORMATION
Exhibit J.........FORM OF BACK-UP CERTIFICATION
Exhibit K.........RELEVANT SERVICING CRITERIA

                                                                -iii-

         This TRUST AGREEMENT (this  "Agreement"),  dated as of May 31,  2006, is among CREDIT SUISSE FIRST BOSTON MORTGAGE  SECURITIES
CORP., a Delaware  corporation  (together with its permitted  successors and assigns,  the "the Depositor"),  WELLS FARGO BANK, N.A., a
Delaware corporation,  as certificate  administrator  (together with its permitted successors and assigns, the "Trust  Administrator"), and U.S. BANK NATIONAL  ASSOCIATION,  a New York banking  corporation,  as Trustee (together with its permitted successors and assigns, the "Trustee").

                                                         PRELIMINARY STATEMENT

         The Depositor intends to sell the Trust  Certificates (as defined herein),  to be issued hereunder in eight classes,  which in the aggregate will evidence the entire beneficial  ownership interest in the Underlying  Certificates (as defined herein).  As provided herein,  the Trust  Administrator  will make an election to treat the entire  segregated pool of assets  described in the definition of
Trust Fund, as a real estate mortgage  investment  conduit for federal income tax purposes,  and such segregated pool of assets will be designated as the "REMIC." The Class AR  Certificates  will represent the sole class of "residual  interests" in the REMIC for purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law.  The REMIC  Regular  Certificates  (as defined  herein)
represent the "regular  interests" in the REMIC.  The "latest  possible  maturity date"  (determined  solely for purposes of satisfying
Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for the REMIC Regular Certificate shall be the first Distribution Date that follows the stated maturity date for the Underlying Certificates.

         The  following  table sets forth the  designation,  type,  Pass-Through  Rate (as defined  herein),  aggregate  initial  Class
Principal  Balance (as defined herein),  initial ratings and certain other features of each Class of Trust  Certificate  comprising the interests in the Trust Fund (as defined herein).

                                    Aggregate
                                  Initial Class
                  Pass-Through      Principal                                            Minimum
  Designation         Rate           Balance            Features         Fitch/S®P     Denominations(1)    Form(2)
___________________________________________________________________________________________________________________________
 Class 2-A-1-1    Adjustable(3)   $272,419,295.06    Adjustable Rate      AAA/AAA        $25,000.00       Book-Entry
 Class 2-A-1-2    Adjustable(3)   $                  Adjustable Rate      AAA/AAA        $25,000.00       Book-Entry
                                   16,117,596.10
   Class AR       Adjustable(3)   $                    Adjustable         AAA/AAA            (4)          Definitive
                                  50.00               Rate/Residual

_________________________________________
(1)  The Trust  Certificates,  other than the Class AR  Certificates,  shall be issuable in minimum dollar  denominations  as indicated
     above (by Class Principal Balance) and integral multiples of $1 in excess thereof.
(2)  The Class 2-A-1-1 and Class 2-A-1-2 Certificates shall be Book-Entry  Certificates.  The Class AR  Certificates shall be delivered to the Holders thereof in physical form.
(3)  With respect to each Distribution  Date, the Pass-Through Rate on each Class of Trust Certificates shall be a per annum rate equal to the Pass-Through Rate of the Underlying Certificates for such Distribution Date as defined in the Underlying Pooling Agreement.
(4)  The Class AR Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

         All things  necessary to make this Agreement a valid  declaration of trust by the Depositor in accordance  with its terms have been done.

         In consideration of the premises and the mutual agreements herein contained,  the Depositor,  the Trust  Administrator and the
Trustee agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

                  Section 1.01.     Defined Terms.

                  All references to the words "real estate mortgage  investment conduit" herein shall have the meaning assigned to such words in  Section 860D  of the Code.  Additionally,  whenever  used in this  Agreement,  the  following  words and phrases,  unless the context otherwise requires, shall have the following meanings:

                  Accrual  Period:  For any Class of Trust  Certificates  and any  Distribution  Date,  the calendar month  immediately preceding such Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 9.02.

                  Additional Form 10-D Disclosure:  As defined in Section 9.02.

                  Additional Form 10-K Disclosure:  As defined in Section 9.03.

                  Adverse REMIC Event:  Shall have the meaning set forth in Section 3.01(f) hereof.

                  Affiliate:  An  "affiliate"  of, or person  "affiliated"  with,  a specific  person,  is a person that  directly,  or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

                  Agreement:  This Trust Agreement and all amendments hereof and supplements hereto.

                  Available  Funds:  With respect to any  Distribution  Date, an amount equal to the amount  received on the Underlying
Certificates on such  Distribution Date less amounts withdrawn  pursuant to  Section 3.04(ii),  plus any amounts deposited to the Trust
Certificate  Account pursuant to Section 5.04 or otherwise on deposit in the Certificate  Account as of such Distribution Date pursuant to Section 3.03.

                  Beneficial  Holder:  A Person  holding a beneficial  interest in any Trust  Certificate  through a Participant  or an
Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

                  Book-Entry  Certificate:  Any Trust Certificate  registered in the name of the Depository or its nominee.  Initially, the Class A Certificates shall be Book-Entry Certificates.

                  Business Day:  As defined in the Underlying Pooling Agreement.

                  Certificate  Balance:  With respect to any Trust  Certificate  at any date, the maximum dollar amount of principal to which  the  Holder  thereof  is then  entitled  hereunder,  such  amount  being  equal to the  Denomination  thereof  (i) minus (1) all distributions of principal  previously made with respect thereto and (2) all allocations of Class A Loss Amounts  previously  allocated with respect thereto  pursuant to  Section 3.10(a)  and (ii) plus the amount of any increase to the  Certificate  Balance of such Trust
Certificate in respect of Recoveries pursuant to Section 3.10(b).

                  Certificateholder  or  Holder:  The  Person  in whose  name a Trust  Certificate  is  registered  in the  Certificate
Register,  except that, solely for the purpose of giving any consent pursuant to this Agreement (except as required pursuant to Section

                                                                -3-

10.01),  any Trust  Certificate  registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and the  Percentage  Interest  evidenced  thereby or Voting  Rights  assigned  thereto  shall not be taken into account in  determining whether the requisite  amount of Percentage  Interests or Voting Rights,  as the case may be, necessary to effect such consent has been obtained;  provided,  however,  that if any such Person (including the Depositor or any Affiliate  thereof) owns 100% of the Percentage
Interests  evidenced by a Class of Trust Certificates or of the Voting Rights assigned thereto,  such Trust Certificates shall be taken into account for  purposes of any  provision  hereof that  requires  the consent of the Holders of Trust  Certificates  of a particular
Class  as a  condition  to the  taking  of any  action  hereunder.  The  Trust  Administrator  and the  Trustee  are  entitled  to rely conclusively  on a  certification  of the Depositor or any  Affiliate of the  Depositor in  determining  which Trust  Certificates  are registered in the name of an Affiliate of the Depositor.

                  Certificate  Register:  The  register  maintained  pursuant  to  Section 4.02  hereof  which  shall  provide  for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates, as herein provided.

                  Class:  Collectively, all of the Trust Certificates bearing the same designation.

                  Class A Certificate:  Any of the Class 2-A-1-1  Certificates or Class 2-A-1-2  Certificates executed and delivered by the Trust  Administrator  substantially  in the form  annexed  hereto as  Exhibit A  evidencing  an interest  designated  as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  Class A Loss Amount:  With  respect to the Class A  Certificates  and on each  Distribution  Date,  the excess of the
Class Principal Balance of the Class A  Certificates over the Underlying  Certificate  Balance, in each case after giving effect to all distributions on or prior to such Distribution Date.

                  Class AR  Certificate:  Any  one  of the  Class AR  Certificates  executed  and  delivered  hereunder  by  the  Trust
Administrator  substantially in the form annexed hereto as Exhibit B,  evidencing an interest  designated as the "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

                  Class Interest Shortfall:  With respect to any Distribution Date and each Class of Trust Certificates,  the amount by which the amount  described  in clause (i) of the  definition  of Interest  Distribution  Amount for such Class,  exceeds the amount of interest actually distributed on such Class on such Distribution Date.

                  Class  Principal  Balance:  With  respect  to any Class and as to any date of  determination,  the  aggregate  of the
Certificate Balances of all Certificates of such Class as of such date.

                  Class Unpaid  Interest  Amounts:  With respect to any  Distribution  Date and each Class of Trust  Certificates,  the amount by which the aggregate  Class Interest  Shortfalls for such Class on prior  Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

                  Closing Date:  May 31, 2006.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commission:  The U.S. Securities and Exchange Commission.

                                                                -4-

                  Corporate  Trust  Office:  With  respect  to the  Trustee,  the  designated  office  of the  Trustee  at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at 60 Livingston  Avenue,  St. Paul,  Minnesota  55107,  Attention:  Corporate  Trust—Structured
Finance.  With respect to the Trust  Administrator,  the designated  office of the Trust  Administrator at which at any particular time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this
Agreement  is  located  at 9062 Old  Annapolis  Road,  Columbia,  MD 21045,  Attention: CSFB  ARMT  2006-2A,  except  for  purposes  of
Section 4.06 and certificate transfer purposes,  such term shall mean the office or agency of the Trust Administrator  located at Wells
Fargo Bank, N.A., 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2006-2A.

                  Definitive Certificate:  As defined in Section 4.07.

                  Denomination:  With  respect to each Trust  Certificate,  the  amount set forth on the face  thereof as the  "Initial
Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

                  Depositor:  Credit Suisse First Boston Mortgage Securities Corp. or any successors in interest.

                  Depository:  The Depository Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial
Depository for purposes of registering  those Trust  Certificates  that are to be Book-Entry  Certificates is Cede ® Co. The Depository
shall at all times be a "clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of the State of New
York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

                  Depository  Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5)  of the Code, which includes any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are subject to tax and,  except for the FHLMC,  a majority of its board of  directors  is not  selected by such governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable income),  (iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code,  (v) an  "electing  large partnership"  within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust  Administrator  based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Residual  Certificate  by such Person may cause the REMIC or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax  imposed  under the Code that  would not  otherwise  be  imposed  but for the  Transfer  of an  Ownership  Interest  in a  Residual
Certificate to such Person.  The terms "United States," "State" and "international  organization"  shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th day of each  month,  or if such 25th day is not a  Business  Day,  the next  succeeding
Business Day, commencing on the First Distribution Date.

                                                                -5-

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a federal or state  chartered  depository institution  or trust  company  acceptable to the Rating  Agencies or (ii) an  account or accounts the deposits in which are insured by the FDIC to the limits  established  by such  corporation,  provided  that any such  deposits not so insured  shall be maintained in an account at a depository  institution or trust company whose  commercial  paper or other short term debt obligations (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company, the commercial paper or other short term debt  obligations  of such holding  company) have been rated by each Rating Agency in its highest short term rating  category,  or
(iii) a  segregated  trust account or accounts (which shall be a "special  deposit  account")  maintained  with the Trustee,  the Trust
Administrator or any other federal or state chartered depository  institution or trust company,  acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  FDIC:  The Federal Deposit Insurance Corporation or any successor.

                  First Distribution Date:  June 26, 2006.

                  Fitch: Fitch Ratings or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 9.04.

                  Independent:  When used with respect to any specified  Person,  such a Person who (i) is in fact  independent  of the
Depositor,  (ii) does not have any direct financial  interest in the Depositor or in an Affiliate,  and (iii) is not connected with the
Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Initial Class Principal  Balance:  With respect to each Class of Trust  Certificates,  the Class Principal Balance of
such Class of Trust Certificates as of the Closing Date, as set forth in the Preliminary Statement hereto.

                  Interest  Distribution  Amount: With respect to any Distribution Date and each Class of Trust  Certificates,  the sum of (i) one  month's  interest  accrued  during the related  Accrual  Period at the  Pass-Through  Rate on the related  Class  Principal
Balance,  subject to reduction  pursuant to  Sections 3.01(g),  3.05(b),  5.03(a),  5.03(b),  6.05 and 7.05, and (ii) any  Class Unpaid
Interest Amounts for such Class and Distribution Date.

                  Maturity Date:  With respect to each Class of Trust Certificates, the Distribution Date in May 2036.

                  Mortgage Loans:  The mortgage loans in which the Underlying Certificates evidence a beneficial ownership interest.

                  Non-United States Person:  Any Person other than a United States Person.

                  Notice of Final  Distribution:  With respect to the Underlying  Certificates,  the notice to be provided  pursuant to the Underlying Pooling Agreement to the effect that final  distribution on the Underlying  Certificates shall be made upon presentation and surrender thereof.

                                                                -6-

                  Notice of Termination:  Any of the notices given by the Trust Administrator pursuant to Section 8.01(b).

                  Officer's  Certificate:  A  certificate  signed by the  Chairman of the Board,  any Vice  Chairman of the Board,  the
President,  an Executive Vice President,  Senior Vice President,  a Vice President,  or other authorized  officer,  the Treasurer,  the
Secretary,  or one of the Assistant Treasurers or Assistant  Secretaries of the Depositor,  the Trustee or the Trust Administrator,  as
the case may be, and delivered to the Depositor, the Trustee or the Trust Administrator, as required by this Agreement.
                  Opinion of Counsel: A written opinion of counsel,  who may be counsel for the Depositor,  including in-house counsel, reasonably  acceptable to the Trustee and the Trust  Administrator.  With respect to the definition of Eligible Account in this Article
I and any opinion dealing with the  qualification of a REMIC created  hereunder or compliance with the REMIC  Provisions,  such counsel must (i) in fact be Independent of the Depositor,  (ii) not have any direct  financial  interest in the Depositor,  or in any affiliate of the Depositor and  (iii) not be connected  with the Depositor as an officer,  employee,  promoter,  underwriter,  trustee,  partner, director or Person performing similar functions.

                  Ownership  Interest:  As to any Trust  Certificate,  any  ownership or security  interest in such Trust  Certificate, including any interest in such Trust  Certificate as the Beneficial  Holder or Holder thereof and any other interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through  Rate:  For all Classes of Trust  Certificates,  the per annum rate set forth in the  Pass-Through  Rate column in the first table in the Preliminary Statement hereto.

                  Percentage  Interest:  With  respect to any Trust  Certificate  (other than a Class AR  Certificate),  the  undivided percentage  Ownership Interest in the related Class evidenced by such Trust Certificate,  which percentage  Ownership Interest shall be equal to the  initial  Certificate  Balance  thereof  divided  by the  aggregate  Initial  Class  Principal  Balance  of all the  Trust
Certificates  of the same Class.  With  respect to a Class AR  Certificate,  the interest in  distributions  to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Trust Certificate.

                  Permitted  Transferee:  Any Transferee of a Class AR  Certificate other than (i) the United States,  any state or any political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality of any of the foregoing (other than an  instrumentality  which is a  corporation  if all of its  activities  are subject to tax and,  except for the Federal Home Loan
Mortgage  Corporation,  a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international  organization  or any  agency or  instrumentality  of either of the  foregoing,  (iii) an  organization  (except  certain farmers'  cooperatives  described  in  Section 521  of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated  business taxable income),  (iv) rural  electric and telephone  cooperatives  described in Section 1381  of the Code, (v) an electing large  partnership  under  Section 775 of the Code and
(vi) any other Person so  designated  by the Trustee  based upon an Opinion of Counsel  that the holding of an Ownership  Interest in a
Class AR  Certificate  by such  Person  may cause the Trust  Fund or any  Person  having an  Ownership  Interest  in any Class of Trust
Certificates,  other than such Person,  to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the  Transfer  of an  Ownership  Interest  in a Class AR  Certificate  to such  Person.  The terms  "United  States,"  "State"  and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                                                                -7-

                  Person:  Any  individual,   corporation,   partnership,   limited  liability  company,  joint  venture,  association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Principal  Distribution  Amount:  With respect to any Distribution Date, the balance of the Available Funds remaining after the aggregate  Interest  Distribution  Amount for such Distribution Date has been distributed,  subject to reduction  pursuant to
Sections 3.01(g),  5.03(a),  5.03(b),  6.05 and 7.05 to the  extent  not  reimbursed  from the  Interest  Distribution  Amount for such
Distribution Date.

                  Rating Agencies:  Fitch and S®P.

                  Record Date: With respect to any  Distribution  Date, other than the First  Distribution  Date, the close of business on the last Business Day of the month preceding such Distribution  Date, and with respect to the First  Distribution  Date, the Closing
Date.

                  Regular Certificates:  The Class A Certificates.

                  Regulation AB: Means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100 - 229.1123, as
such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by
the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relevant  Servicing  Criteria:  The Servicing Criteria  applicable to the various parties,  as set forth on Exhibit K attached hereto.  For  clarification  purposes,  multiple parties can have  responsibility  for the same Relevant  Servicing  Criteria.
With respect to a Servicing Function Participant engaged by the Trust  Administrator,  the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such party.

                  REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC"  shall mean the  segregated  pool of assets,  with  respect to which a real  estate  mortgage  investment  conduit election is made pursuant to this Agreement, consisting of:

                  (a)      the Underlying Certificates,

                  (b)      all payments on and  collections  in respect of the  Underlying  Certificates  due after the Closing Date as shall be on deposit in the Trust Certificate Account and identified as belonging to the Trust Fund, and

                  (c)      all proceeds of clauses (a) and (b) above.

                  REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment  conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code,  and related  provisions,  and temporary and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REMIC Regular Certificate:  Any Trust Certificate, other than a Class AR Certificate.

                                                                -8-

                  Responsible Officer:  When used with respect to the Trust Administrator,  shall mean any officer within the corporate trust  department of the Trust  Administrator,  including any Assistant Vice President,  the Secretary,  any Vice President,  Assistant
Secretary,  the  Treasurer,  any Assistant  Treasurer,  any Trust Officer or any other officer of the Trust  Administrator  customarily performing  functions  similar to those  performed by any of the above  designated  officers and any officer within the Corporate Trust
Department having direct  responsibility  for the administration of this Agreement.  When used with respect to the Trustee,  shall mean any officer within the Corporate Trust  Department  having direct  responsibility  for the  administration  of this Agreement and also, with respect to a particular  matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge of and familiarity with the particular subject.

                  S®P:  Standard ® Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,  Inc.,  or its  successor  in interest.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the  Commission  promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 9.09.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Function  Participant:  The Trust  Administrator  or any  sub-servicer  or  subcontractor  (other than the
Trustee)  engaged  by the Trust  Administrator,  that is  performing  activities  addressed  by the  Servicing  Criteria,  unless  such sub-servicer's  or  subcontractor's  activities relate only to 5% or less of the Mortgage Loans (measured by aggregate Stated Principal
Balance  of the  Mortgage  Loans,  annually  at the  commencement  of the  calendar  year prior to the year in which an  Assessment  of
Compliance  is required to be  delivered,  multiplied  by a fraction,  the numerator of which is the number of months during which such
Servicing Function  Participant  Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

                  Startup Day:  The Closing Date.

                  Tax Matters Person:  The person  designated as "tax matters person" in the manner provided under Treasury  regulation
§  1.860F  4(d) and  temporary  Treasury  regulation  § 301.6231(a)(7)1T.  Initially,  the  Tax  Matters  Person  shall  be  the  Trust
Administrator.

                  Termination Date:  The Distribution Date on which the Underlying Certificate Balance has been reduced to zero.

                  Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership
Interest in a Trust Certificate.

                  Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Trust Certificate.

                  Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Trust Certificate.

                                                                -9-

                  Trust Administrator:  Wells Fargo Bank, N.A., in its capacity as certificate  administrator under this Agreement,  or any successor certificate administrator appointed under the terms of this Agreement.

                  Trust Certificate:  Any Class A Certificate or Class AR Certificate.

                  Trust Certificate  Account:  The separate account or accounts created and maintained pursuant to Section 3.03 hereof, which shall be entitled  "Wells Fargo Bank,  N.A., as agent for the Trustee,  in trust for the  registered  holders of Adjustable  Rate
Mortgage Trust 2006-2A,  Mortgage Trust  Certificates,  Series 2006-2A" and which must be an Eligible  Account.  Funds deposited in the
Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                  Trustee:  U.S. Bank National  Association or its successor in interest,  or any successor trustee appointed as herein provided.

                  Trust Fund: The corpus of the trust created by and to be  administered  under this  Agreement  consisting of: (i) the
Underlying  Certificates,  (ii) all  distributions  thereon after but not including the  Distribution  Date occurring in May 2006,  and
(iii) the Trust  Certificate  Account and such assets that are deposited  therein from time to time,  together with any and all income, proceeds and payments with respect thereto.

                  Underlying Certificate Balance: With respect to the Underlying  Certificates,  as of any Distribution Date (following all  distributions  to be  made  with  respect  to the  Underlying  Certificates  on such  Distribution  Date),  and as of any  date of determination  thereafter until the next succeeding  Distribution Date, the aggregate  outstanding  principal balance of the Underlying
Certificates,   determined  by  reference  to  the  Underlying   Distribution  Date  Statement  sent  to  the  Trustee,  as  Underlying
Certificateholder,  relating to such  Distribution  Date,  which is to be  determined in  accordance  with the terms of the  Underlying
Pooling Agreement.

                  Underlying Certificateholder:  The registered owner of the Underlying Certificates.

                  Underlying  Certificates:  The Credit Suisse First Boston Mortgage  Securities  Corp.  Adjustable Rate Mortgage Trust
2006-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Class 2-A-1.

                  Underlying  Distribution Date Statement:  With respect to the Underlying  Certificates and any Distribution Date, the
monthly  remittance report forwarded to the Underlying  Certificateholder  with respect to such Distribution Date pursuant to the terms of the Underlying Pooling Agreement.

                  Underlying Pooling Agreement:  The Pooling and Servicing Agreement,  dated as of April 1, 2006, attached as Exhibit D hereto,  among Credit Suisse First Boston Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller, Wells Fargo
Bank, N.A., as master servicer,  as a servicer, as back-up servicer and as trust administrator,  GreenPoint Mortgage Funding,  Inc., as a servicer,  Select Portfolio Servicing,  Inc., as a servicer and as special servicer, and U.S. Bank National Association,  as trustee, as such agreement may be amended from time to time, relating to the Underlying Trust.

                  Underlying  Trust:  The trust created  pursuant to Section 2.01 of the Underlying  Pooling  Agreement and relating to the Underlying Certificates.

                  United  States  Person:  A citizen or resident of the United  States,  a  corporation,  partnership  or other  entity created or organized  in, or under the laws of, the United  States or any political  subdivision  thereof,  or an estate or trust whose

                                                                -10-

income from sources  without the United States is includible in gross income for United States federal  income tax purposes  regardless of its connection with the conduct of a trade or business within the United States.

                  Voting  Rights:  100% of all of the Voting  Rights shall be allocated  among Holders of the Class A  Certificates  in proportion to the outstanding Class Principal Balances thereof.  The Class AR Certificates shall have no Voting Rights.

                                                              ARTICLE II

                                              CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                                                ORIGINAL ISSUANCE OF TRUST CERTIFICATES

                  Section 2.01.     Conveyance of the Underlying Certificates.

(a)               The Depositor,  concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the  Certificateholders,  without recourse,  all the right, title and  interest  of the  Depositor  in and to the  Underlying  Certificates  and all  other  assets  constituting  the Trust  Fund.  Such assignment  includes,  without limitation,  all amounts payable to and all rights of the Underlying  Certificateholder  pursuant to the
Underlying Pooling Agreement.

                   In connection  with such  transfer and  assignment,  on the Closing Date the Depositor  will deliver to, and deposit with, the Trustee the Underlying  Certificates,  together with a duly issued and  authenticated  certificate  or  certificates  for the
Underlying  Certificates,  evidencing the entire interest in such Underlying  Certificates,  with  appropriate  endorsements  and other documentation sufficient under the Underlying Pooling Agreement to transfer such Underlying Certificates to the Trustee.

                  The Trustee  hereby  acknowledges  the  receipt by it of the  Underlying  Certificates  and the other  documents  and instruments  referenced  above,  and declares that it holds and will hold the  Underlying  Certificates,  and such other  documents and instruments,  and all other assets and documents  included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

(b)               It is intended that the conveyance by the Depositor to the Trustee of the Underlying  Certificates as provided for in this  Section 2.01 be  construed  as a sale by the  Depositor  to the  Trustee of the  Underlying  Certificates  for the benefit of the
Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a pledge of the Underlying  Certificates by the
Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this Section 2.01 shall be deemed to be, and hereby is, a grant by the  Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including  the power to convey  title  thereto),  title and  interest,  whether now owned or  hereafter  acquired,  in and to any and all general  intangibles, payment  intangibles,  accounts,  chattel paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now existing or hereafter acquired consisting of, arising from or relating to any of the following:  (A) the Underlying  Certificates,  (B) all amounts payable to the holders of the Underlying  Certificates  in accordance  with the terms of the Underlying  Pooling  Agreement and (C) all

                                                                -11-

proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property, including without  limitation all amounts from time to time held or invested in the Trust Certificate  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession  by the Trustee or any agent of the Trustee of the  Underlying
Certificates or such other items of property as constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other applicable  jurisdiction as in effect (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or  acknowledgments,  receipts or confirmations  from,  securities  intermediaries,  bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

(c)               The Depositor,  the Trust  Administrator  and the Trustee shall, to the extent  consistent with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement were  determined to create a security  interest in the
Underlying  Certificates and the other property  described above, such security interest would be determined to be a perfected security interest of first  priority  under  applicable  law and will be  maintained  as such  throughout  the term of this  Agreement.  Without limiting the  generality of the  foregoing,  the Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the  Depositor, all filings necessary to maintain the  effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the  Trustee's  security  interest  in or lien on the  Underlying  Certificates,  as  evidenced  by an
Officers' Certificate of the Depositor,  including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the  Depositor or the Trustee  (such  preparation  and filing shall be at the expense of the
Trustee,  if  occasioned  by a change in the  Trustee's  name) or (2) any  change of  location  of the place of  business  or the chief executive office of the Depositor.

                  Section 2.02.     Issuance of Trust Certificates.

                  The Trustee acknowledges the transfer,  delivery and assignment to it of the Underlying  Certificates,  together with the  assignment  to it of all other  assets  included  in the  Trust  Fund,  and  declares  that it holds and will hold the  Underlying
Certificates  and all other  assets  included in the Trust Fund in trust for the benefit of all present and future  Certificateholders.
Concurrently with such transfer and delivery,  the Trust Administrator has duly executed,  authenticated and delivered,  to or upon the order of the Depositor,  the Trust Certificates in authorized  denominations,  registered in such names as the Depositor has requested, and such Trust Certificates evidence the beneficial interest in the entire REMIC.

                  Section 2.03.     Purposes and Powers of the Trust Fund.

                  The purpose of the trust, as created hereunder, is to engage in the following activities:

                  (a)      to sell the Trust Certificates to the Depositor in exchange for the Underlying Certificates;

                  (b)      to enter into and perform its obligations under this Agreement;

                                                                -12-

                  (c)      to engage in those activities that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (d)      subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby  authorized  to engage in the  foregoing  activities.  The trust shall not engage in any activity other than in connection  with the foregoing or other than as required or  authorized  by the terms of this  Agreement  while any Trust
Certificate is outstanding  without the consent of the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the
Trust Certificates.

                                                              ARTICLE III

                                            ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                                              PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

         Section 3.01.     REMIC Provisions.

(a)      The  Depositor  hereby  elects  and  authorizes  the Trust  Administrator  to treat the Trust Fund as a real  estate  mortgage investment  conduit  under the Code and, if  necessary,  under  applicable  state law. Such election will be made on Form 1066 or other appropriate  federal tax or information  return  (including Form 8811) or any appropriate  state return (x) for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued and (y) for the taxable year ending on the last day of the calendar  year in which  Certificates  are first sold to a third party.  The Closing Date is hereby  designated as the "startup day" of the REMIC created  hereunder  within the meaning of  Section 860G(a)(9)  of the Code.  The "regular  interests"  (within the meaning of
Section 860G  of the Code) in the REMIC shall consist of the Class A Certificates  and the Class AR  Certificates  shall  represent the beneficial  ownership of the "residual  interest" in the REMIC created  hereunder.  None of the Depositor,  the Trust  Administrator or
the Trustee shall permit the creation of any  "interests"  (within the meaning of  Section 860G of the Code) in the REMIC other than as set forth herein.

(b)      The Trust  Administrator  shall act as the "Tax Matters  Person"  (within the meaning of the REMIC  Provisions)  for the REMIC created hereunder,  in the manner provided under Treasury  regulations  section 1.860F 4(d) and temporary Treasury  regulations section
301.6231(a)(7)1T.  In the event that for any reason,  the Trust  Administrator  is not  recognized  as the Tax Matters  Person then the
Trust  Administrator  shall act as agent for the Class AR  Certificateholder  as Tax Matters  Person.  By its  acceptance of a Residual
Certificate,  each Holder  thereof  shall have agreed to such  appointment  and shall have  consented to the  appointment  of the Trust
Administrator as its agent to act on behalf of the REMIC created hereunder pursuant to the specific duties outlined herein.

(c)      A Holder of a Residual  Certificate,  by the purchase of such Certificate,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum  California  state franchise taxes due with respect to the related REMIC created hereunder under Sections  23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the foregoing, the Trust  Administrator  shall be authorized to retain the amount of such tax from amounts  otherwise  distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust  Administrator.  In the event that any other  federal, state or local tax is imposed,  including  without  limitation  taxes  imposed on a "prohibited  transaction"  of a REMIC as defined in

                                                                -13-

Section 860F of the Code, such tax shall be charged against amounts  otherwise  available for distribution to the applicable  Holder of a Residual  Certificate  and then against  amounts  otherwise  available for  distribution  to the Holders of Regular  Certificates  in accordance with the provisions set forth herein.

(d)      The Trust  Administrator  shall act as  attorney-in-fact  and as the Tax Matters Person of the REMIC created  hereunder and in such capacity the Trust Administrator shall:  (i) prepare,  sign and file, or cause to be prepared, signed and filed, federal and state tax returns  using a calendar  year as the taxable year for the REMIC created  hereunder  when and as required by the REMIC  Provisions and other  applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance  with the Code and shall provide  copies of such  returns as required by the Code;  (ii) make  an  election,  on behalf of the REMIC  created  hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in  accordance  with the REMIC  Provisions;  and
(iii) prepare and forward, or cause to be prepared and forwarded,  to the  Certificateholders  and to any governmental taxing authority all  information  reports as and when  required  to be  provided  to them in  accordance  with the REMIC  Provisions.  The  expenses of preparing  and filing such  returns  shall be borne by the Trust  Administrator.  The  Depositor  shall  provide on a prompt and timely basis to the Trust  Administrator  or its  designee  such  information  with  respect  to the REMIC  created  hereunder  as is in their possession  and  reasonably  required  or  requested  by the Trust  Administrator  to enable it to perform its  obligations  under this subsection.

                  In its capacity as  attorney-in-fact  and as the Tax Matters Person, the Trust  Administrator  shall also: (A) act on behalf of the REMIC created  hereunder in relation to any tax matter or  controversy  involving the Trust Fund, (B) represent the Trust
Fund in any  administrative  or judicial  proceeding  relating to an examination  or audit by any  governmental  taxing  authority with respect  thereto and (C) cause to be paid solely from the sources  provided herein the amount of any taxes imposed on the REMIC created hereunder when and as the same shall be due and payable (but such  obligation  shall not prevent the Trust  Administrator  or any other appropriate  Person  from  contesting  any such tax in  appropriate  proceedings  and shall not prevent  the Trust  Administrator  from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)      The Trust  Administrator  shall provide (i) to any transferor of a Residual  Certificate  such information as is necessary for the  application  of any tax  relating to the  transfer  of a Residual  Certificate  to any Person who is not a  permitted  transferee,
(ii) to the  Certificateholders  such  information  or reports as are required by the Code or the REMIC  Provisions  including  reports relating to interest,  original  issue  discount and market  discount or premium and  (iii) to the Internal  Revenue  Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC created hereunder.

(f)      The Trustee,  to the extent  directed by the Trust  Administrator,  the Depositor and the Holder of the Residual  Certificates
shall take any  action or cause the Trust  Fund to take any action  necessary  to create or  maintain  the status of the REMIC  created hereunder as a REMIC under the REMIC  Provisions  and shall assist each other as necessary to create or maintain  such status.  None of the  Trustee  (to the  extent  directed  or (in the case of a  failure  to act) not  directed  by the Trust  Administrator),  the Trust
Administrator  or the Holder of the  Residual  Certificates  shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action  that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of the REMIC created  hereunder as a REMIC or  (ii) result  in the imposition of a tax upon a REMIC
(including,  but not limited to, the tax on prohibited  transactions  as defined in Code  Section 860F(a)(2)  and the tax on prohibited contributions  set forth in  Section 860G(d) of  the Code) (either such event,  an "Adverse  REMIC  Event")  unless the Trustee and the
Trust  Administrator  have received an Opinion of Counsel  (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

                                                                -14-

                  The  Trustee  and the  Trust  Administrator  shall not take or fail to take any  action  (whether  or not  authorized hereunder)  as to which the  Depositor  has  advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an
Adverse  REMIC  Event could occur with  respect to such  action.  In  addition,  prior to taking any action with  respect to a REMIC or their assets,  or causing any REMIC created  hereunder to take any action,  which is not  expressly  permitted  under the terms of this
Agreement,  the Trustee and the Trust  Administrator  will consult with the  Depositor or its  designees,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any REMIC  created  hereunder  and the Trustee and the
Trust  Administrator  shall not take any such action or cause the REMIC to take any such action as to which the  Depositor  has advised it in writing that an Adverse REMIC Event could occur.

                  In  addition,  prior to taking any action with  respect to any REMIC  created  hereunder  or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the
Holder of the Residual  Certificates  will consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any REMIC  created  hereunder,  and no such Person shall take any action or cause the Trust  Fund to take any such  action as to which the Trust  Administrator  has  advised  it in writing  that an
Adverse REMIC Event could occur.  The Trustee and the Trust  Administrator  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Trust  Administrator  will, to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of the REMIC created  hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

(g)      In the  event  that  any  tax is  imposed  on  "prohibited  transactions"  of any  REMIC  created  hereunder,  as  defined  in
Section 860F(a)(2) of the Code, on "net income from foreclosure property" of such REMIC, as defined in Section 860G(c) of  the Code, on any  contributions to a REMIC after the Startup Day therefor  pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Trust  Administrator,  if such tax arises out of or results from a breach by the Trust  Administrator  of any of its obligations  under this Article III,  (ii) to the
Trustee,  if such tax  arises out of or  results  from a breach by the  Trustee of any of its  obligations  under this  Article  III or
(iii) otherwise  against  amounts  on  deposit  in the  Trust  Certificate  Account  and on the  Distribution  Date(s)  following  such reimbursement  the  aggregate of such taxes shall be allocated  first,  in  reduction  of the amount  referred to in clause  (i) of the definition of Interest  Distribution  Amount for such Distribution  Date for each Class of Trust  Certificates to be allocated pro rata
(based on the amount of the Interest  Distribution Amount for each such Class before  reduction pursuant to this  Section 3.01(g))  and then, if remaining  unreimbursed,  in reduction of the Principal  Distribution  Amount for such  Distribution  Date. In accordance with the foregoing,  the Trustee or the Trust  Administrator,  as applicable,  shall promptly deposit in the Trust  Certificate  Account the amount of any such tax as applicable.

                  For purposes of this Section 3.01(g),  a tax is imposed following the final and unappealable  determination under the
Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

(h)      The Trust Administrator  shall, for federal income tax purposes,  maintain books and records with respect to the REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                                                                -15-

(i)      Following  the Startup  Day,  neither  the Trustee  (which will act only at the  direction  of the Trust  Administrator  or as otherwise  specifically  provided in this Agreement) nor the Trust  Administrator shall accept any contributions of assets to any REMIC created  hereunder  unless the  Trustee or the Trust  Administrator  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in a REMIC will not cause the REMIC to fail to  qualify  as a REMIC at any time  that any Trust  Certificates  are  outstanding,  or  subject  the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Trustee (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided in this  Agreement)  nor the  Trust  Administrator  shall  enter  into any  arrangement  by which a REMIC  will  receive a fee or other compensation  for  services  nor permit such REMIC to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Within 30 days after the Closing Date, the Trust  Administrator  shall apply to the Internal  Revenue  Service for an employer identification  number for the REMIC created  hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the
Internal  Revenue  Service  Form 8811,  "Information  Return for Real  Estate  Mortgage  Investment  Conduits  (REMIC)  and  Issuers of
Collateralized Debt Obligations" for the REMIC created hereunder.

(l)      Neither the Trustee (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided in this  Agreement)  nor the Trust  Administrator  shall acquire any assets for a REMIC,  or sell or dispose of any  investments in the
Trust Certificate  Account for gain or accept any contributions to a REMIC after the Closing  Date unless it has received an Opinion of
Counsel that such sale,  disposition,  substitution or acquisition will not affect adversely the status of any REMIC created  hereunder as a REMIC.
(m)      In order to enable the Trust  Administrator to perform its duties as set forth herein,  the Depositor shall provide,  or cause to be provided to the Trust  Administrator,  within ten days after the Closing Date, all  information  or data the Trust  Administrator determines  to be relevant for tax  purposes to the  valuations  and  offering  prices of the Trust  Certificates,  including,  without limitation,  the price,  yield,  prepayment  assumption and projected cash flows of the Trust Certificates and the Trust  Administrator shall be  entitled  to rely  upon any and all such  information  and data in the  performance  of its  duties  set  forth  herein.  The
Depositor shall indemnify the Trust Administrator and hold it harmless for any loss,  liability,  damage, claim or expense of the Trust
Administrator  arising from any failure of the Depositor to provide,  or to cause to be provided,  accurate  information or data to the
Trust  Administrator on a timely basis. The  indemnification  provisions  hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-Trust Administrator appointed pursuant to this Agreement.

                  Section 3.02.     Collection of Monies.

                  Upon its  receipt  of a Notice of Final  Distribution,  the Trust  Administrator  shall  present  and  surrender  the
Underlying  Certificates,  for final payment  thereon in accordance with the terms and conditions of Underlying  Pooling  Agreement and such  Notice of Final  Distribution.  The Trust  Administrator  shall  promptly  deposit  in the Trust  Certificate  Account  the final distribution received upon presentation and surrender of the Underlying Certificates.

                                                                -16-

                  Section 3.03.     Establishment of Trust Certificate Account; Deposits in Trust Certificate Account.

(a)               The Trust  Administrator  shall establish and maintain the Trust Certificate  Account.  The Trust Administrator shall cause the  following  payments and  collections  in respect of the  Underlying  Certificates  to be deposited  directly  into the Trust
Certificate Account:

(i)               all distributions received by it on the Underlying Certificates subsequent to the Closing Date;

(ii)              amounts received pursuant to Section 5.04; and

(iii)             any other amounts specifically required to be deposited in the Trust Certificate Account hereunder.

The foregoing requirements for deposit in the Trust Certificate Account shall be exclusive.

(b)               Funds in the Trust Certificate Account shall be held uninvested.

                  Section 3.04.     Permitted Withdrawals From the Trust Certificate Account.

                  The Trust  Administrator  may from time to time withdraw funds from the Trust  Certificate  Account for the following purposes:

(i)               to make distributions in the amounts and in the manner provided for in Section 3.05;

(ii)              to reimburse the Trust  Administrator,  the Depositor or the Trustee for expenses incurred by and reimbursable to the
Trust  Administrator,  the  Depositor  or the Trustee  pursuant to  Sections 3.01(g),  5.03(a),  5.03(b),  6.05 or 7.05 or as otherwise permitted under this Agreement; and

(iii)             to clear and terminate the Trust Certificate Account upon the termination of this Agreement.

                  Section 3.05.     Distributions.

(a)               On each  Distribution  Date, the Trust  Administrator  shall  distribute to each  Certificateholder  of record on the related Record Date (other than as provided in Section 8.01  respecting the final distribution)  either in immediately  available funds
(by wire transfer or  otherwise)  to the account of such  Certificateholder  at a bank or other entity  having  appropriate  facilities therefor,  if such  Certificateholder  has so notified the Trust Administrator,  or, if such  Certificateholder has not so notified the
Trust  Administrator  by the Record Date,  by check  mailed to such  Certificateholder  at the address of such Holder  appearing in the
Certificate  Register the amount of such  Certificateholder's  share (which shall be based on the aggregate of the Percentage Interests represented by Trust  Certificates  of the applicable  Class held by such Holder) of the following  amounts,  in the following order of priority, in each case to the extent of the Available Funds remaining:

                           (i)      to  each  Class  of  Trust  Certificates,   the  related  Interest  Distribution  Amount  for  such
Distribution  Date and Class,  any shortfall  being allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall;

                                                                -17-

                           (ii)     the  Principal  Distribution  Amount  for such  Distribution  Date  shall be  applied  to the Class
2-A-1-1,  Class 2-A-1-2 and Class AR  Certificates,  pro rata,  weighted based on the Class Principal Balances of two groups of Classes
(the Class 2-A-1-1  Certificates as one group and the Class 2-A-1-2 and Class AR  Certificates,  in the aggregate,  as the other group)
immediately prior to such Distribution Date, as follows:

(A)               the pro rata portion allocated to the Class 2-A-1-1 Certificates, to the Class 2-A-1-1 Certificates,  until the Class
Principal Balance thereof has been reduced to zero; and

(B)               the pro rata  portion  allocated  to the  Class 2-A-1-2  and  Class AR  Certificates,  sequentially,  to the Class AR
Certificates and  Class 2-A-1-2  Certificates,  in that order, in each case until the Class Principal  Balance thereof has been reduced to zero.

(b)               On each  Distribution  Date, the amount referred to in clause (i) of the definition of Interest  Distribution  Amount for such  Distribution  Date for each Class of Trust  Certificates  shall be reduced by the Trust  Administrator by the related Class's pro rata  share  (based on the amount of the  Interest  Distribution  Amount  for each such  Class before  reduction  pursuant  to this
Section 3.05(b)) of any interest shortfalls which are allocated to reduce the interest paid on the Underlying  Certificates pursuant to the Underlying Pooling Agreement.

                  Section 3.06.     Statements to Certificateholders.

(a)               Not  later  than  each  Distribution  Date,  the  Trust  Administrator  shall  cause  to be  made  available  to each
Certificateholder,  the Trustee,  the  Depositor  and each Rating  Agency,  (i) the  Underlying  Distribution  Date  Statement for such
Distribution Date and (ii) a statement,  which the Trust Administrator  shall prepare,  setting forth with respect to such Distribution
Date, the items listed in Exhibit E.

                  On each Distribution Date, the Trust  Administrator  shall provide Bloomberg  Financial Markets,  L.P.  ("Bloomberg")
CUSIP level factors for each Class of Trust  Certificates as of such  Distribution  Date, using a format and media mutually  acceptable to the Trust Administrator and Bloomberg.  In connection with providing the information  specified in this  Section 3.06 to  Bloomberg, the Trust  Administrator  and any  director,  officer,  employee  or agent of the Trust  Administrator  shall be  indemnified  and held harmless  by the  Depositor,  to the  extent,  in the manner  and  subject  to the  limitations  provided  in  Section 7.05.  The Trust
Administrator  shall also make the  monthly  statements  to  Certificateholders  available  each month to each  Certificateholder,  the
Trustee,  the  Depositor  and each  Rating  Agency via the Trust  Administrator's  website.  The Trust  Administrator's  website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may designate  from time to time.  Persons that are unable to use the above  website  are  entitled  to have a paper  copy  mailed to them via first  class  mail by calling  the Trust
Administrator  at  301-815-6600.  The Trust  Administrator  shall  have the right to change  the way the  reports  referred  to in this
Section 3.06 are  distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the
Certificateholders.  The  Trust  Administrator  shall  provide  timely  and  adequate  notification  to all  above  parties  and to the
Certificateholders regarding any such change.

(b)               Upon request,  within a reasonable period of time after the end of each calendar year, the Trust  Administrator shall cause to be furnished to each Person who at any time during the calendar  year was a  Certificateholder,  (i) the annual  statement for the Underlying  Certificates  delivered  pursuant to the Underlying  Pooling Agreement and (ii) a statement  containing the information set  forth  in  Exhibit E  aggregated  for  such  calendar  year  or  applicable  portion  thereof  during  which  such  Person  was  a

                                                                -18-

Certificateholder.  Such  obligation  of  the  Trust  Administrator  shall  be  deemed  to  have  been  satisfied  to the  extent  that substantially  comparable  information  shall be provided by the Trust  Administrator  pursuant to any requirements of the Code as from time to time in effect.

                  Section 3.07.     Access to Certain Documentation and Information.

                  The Trust  Administrator  shall provide to the  Certificateholders  access to the Trust Certificates and all reports, documents and records  maintained by the Trust  Administrator  in respect of its duties  hereunder,  such access being afforded without charge but only upon  reasonable  written  request no less than two Business Days prior to such access and during normal business hours at offices designated by the Trust Administrator.

                  Section 3.08.     Sale of Defective Assets.

                  Upon the  discovery  by, or  written  notice to, the  Depositor,  the Trust  Administrator  or the  Trustee  that the
Underlying  Certificates  are not regular  interests  of a REMIC or that any other  asset of the REMIC is not a permitted  asset of the
REMIC, the party discovering such fact shall give prompt written notice to the other parties.  The Trust  Administrator  shall sell the
Underlying  Certificates  (or other asset,  as the case may be) upon the terms and at the direction of the Depositor  within 90 days of such  discovery and any tax  resulting  therefrom not borne by the Trust  Administrator  or the Trustee  pursuant to Article III hereof shall be payable out of the Trust Fund.

                  Section 3.09.     Modification of Underlying Certificates

                  Notwithstanding  any contrary  provision  herein,  the Trustee  will not permit the  modification  of the  Underlying
Certificates  unless (a) such  modification is in accordance with the Underlying  Pooling Agreement and (b) the Trustee has received an
Opinion of Counsel  (which shall not be an expense of the Trustee)  that such  modification  would not endanger the status of the REMIC created hereby as a real estate mortgage investment conduit.

                  Section 3.10.     Allocation of Class A Loss Amounts; Recoveries.

(a)      On each  Distribution  Date,  Class A Loss Amounts for such  Distribution  Date shall be allocated first, to the Class 2-A-1-2
Certificates,  until the Class Principal Balance thereof has been reduced to zero, and then, to the Class 2-A-1-1  Certificates,  until the Class Principal Balance thereof has been reduced to zero.

(b)      With respect to any Class or  Classes of Trust  Certificates to which a Class A Loss Amount has been allocated  (including any such  Class for  which the  related  Class  Principal  Balance  has been  reduced to zero),  the Class  Principal  Balances of all such
Classes will be increased up to the amount of related Recoveries for such Distribution Date, pro rata,  weighted based on the amount of
Class A Loss Amount previously allocated thereto and remaining unreimbursed.

                  Section 3.11.     Compliance with Withholding Requirements.

                  Notwithstanding  any other  provision  of this  Agreement,  the Trust  Administrator  shall  comply  with all federal withholding  requirements  respecting  payments  to  Certificateholders,  including  interest or original  issue  discount  payments or advances thereof that the Trust  Administrator  reasonably  believes are applicable  under the Code. The consent of  Certificateholders shall not be required for such  withholding.  In the event the Trust  Administrator  does withhold any amount from interest or original issue  discount  payments  or  advances  thereof to any  Certificateholder  pursuant  to federal  withholding  requirements,  the Trust
Administrator shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                                                -19-

                                                               ARTICLE IV

                                                        THE TRUST CERTIFICATES

                  Section 4.01.     The Trust Certificates.

                  The  Trust  Certificates  shall be in  substantially  the  forms set  forth in  Exhibits  A and B  hereto,  with such appropriate insertions,  omissions,  substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable  judgment of the Trust  Administrator  or the Depositor be  necessary,  appropriate  or convenient to comply,  or facilitate compliance,  with  applicable  laws,  and may  have  such  letters,  numbers  or other  marks of  identification  and such  legends  or endorsements  placed  thereon  as may be  required  to  comply  with the  rules of any  securities  exchange  on which any of the Trust
Certificates may be listed, or as may,  consistently  herewith,  be determined by the officers  executing such Trust  Certificates,  as evidenced by their execution thereof.

                  Subject to Section 8.01  respecting the final distribution on the Trust  Certificates,  on each Distribution Date the
Trust  Administrator  shall make  distributions  to each  Certificateholder  of record on the preceding  Record Date either (x) by wire transfer  in  immediately  available  funds to the  account of such  holder at a bank or other  entity  having  appropriate  facilities therefor,  if (i) such Holder has so notified the Trust  Administrator at least five Business Days prior to the related Record Date and
(ii) such  Holder shall hold (A) 100% of the Class Principal  Balance of any Class of Trust  Certificates or (B) Trust  Certificates of
any  Class with  aggregate  principal  Denominations  of not less than  $1,000,000  or (y) by  check mailed by first class mail to such
Certificateholder at the address of such holder appearing in the Certificate Register.

                  The  definitive  Trust  Certificates  shall be  printed,  typewritten,  lithographed  or  engraved or produced by any combination of these methods or may be produced in any other manner  permitted by the rules of any securities  exchange on which any of the Trust  Certificates  may be listed,  all as determined by the officers  executing  such Trust  Certificates,  as evidenced by their execution thereof.

                  The Trust  Certificates  shall be issuable in registered form, in the minimum  denominations,  integral  multiples in excess  thereof  (except  that one  Certificate  in each  Class may  be issued in a  different  amount  which  must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The Trust Certificates shall be executed by manual or facsimile  signature on behalf of the Trust  Administrator by a
Responsible  Officer.  Trust  Certificates  bearing the manual or facsimile  signatures of individuals  who were, at the time when such signatures were affixed,  authorized to sign on behalf of the Trust Administrator shall bind the Trust  Administrator,  notwithstanding that  such  individuals  or any of them have  ceased  to be so  authorized  prior to the  authentication  and  delivery  of such  Trust
Certificates  or did not hold such  offices at the date of such  Certificate.  No  Certificate  shall be entitled to any benefit  under this Agreement,  or be valid for any purpose,  unless there appears on such Certificate a certificate of authentication executed by the
Trust  Administrator by manual  signature,  and such certificate of authentication  upon any Certificate shall be conclusive  evidence, and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder.  All Trust  Certificates  shall be dated the date of their authentication.

                                                                -20-

                  Section 4.02.     Registration of Transfer and Exchange of Trust Certificates.

(a)      The Trust  Administrator  shall  maintain,  or cause to be  maintained,  a  Certificate  Register  in which,  subject  to such reasonable  regulations as it may prescribe,  the Trust  Administrator  shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust  Certificates as herein  provided.  Upon surrender for  registration  of transfer of any  Certificate, the Trust Administrator shall execute,  authenticate and deliver, in the name of the designated transferee or transferees,  one or more new Trust Certificates in like aggregate interest and of the same Class.
(b)      At the option of a  Certificateholder,  Trust  Certificates  may be  exchanged  for other  Trust  Certificates  of  authorized denominations and the same aggregate  interest in the Trust Fund and of the same Class, upon surrender of the Trust  Certificates to be exchanged  at the  office or agency of the Trust  Administrator  set forth in  Section 4.06.  Whenever  any Trust  Certificates  are so
surrendered  for  exchange,  the  Trust  Administrator  shall  execute,  authenticate  and  deliver  the Trust  Certificates  which the
Certificateholder  making the exchange is entitled to receive.  Every Trust  Certificate  presented or surrendered for  registration of transfer or exchange shall be accompanied by a written  instrument of transfer in form  satisfactory  to the Trust  Administrator  duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)      No  service  charge  to the  Certificateholders  shall  be made  for  any  registration  of  transfer  or  exchange  of  Trust
Certificates,  but payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in  connection  with any transfer or exchange of Trust Certificates may be required.

(d)      All Trust Certificates  surrendered for registration of transfer and exchange shall be canceled and subsequently  destroyed by the Trust Administrator in accordance with the Trust Administrator's customary procedures.

(e)      The restrictions on transfers of the Class AR Certificates are set forth below:

(i)      Each Person who has or who acquires any  Ownership  Interest in a Residual  Certificate  shall be deemed by the  acceptance or acquisition  of such  Ownership  Interest  to have  agreed to be bound by the  following  provisions  and to have  irrevocably authorized  the Trust  Administrator  or its designee under clause  (iii)(A) below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such sale.  The rights of each Person  acquiring  any
         Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Residual  Certificate  shall be other than a  Disqualified
              Organization  and shall promptly notify the Trust  Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)      In connection  with any proposed  transfer of any Ownership  Interest in a Residual  Certificate to a  U.S. Person,  the Trust
              Administrator  shall  require  delivery to it, and shall not register the  transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement (a "Transferee  Affidavit and Agreement"  attached hereto as Exhibit C-1)  from the proposed  transferee,  in form and substance  satisfactory to the Trust  Administrator,  representing and warranting, among other things,  that it is not a  non-U.S. Person,  that such transferee is other than a Disqualified  Organization, that it is not acquiring its Ownership  Interest in a Residual  Certificate that is the subject of the proposed  Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified  Organization,  that for so long as it

                                                                -21-

              retains  its  Ownership  Interest  in a Residual  Certificate,  it will  endeavor  to remain  other  than a  Disqualified
              Organization,  and that it has reviewed the  provisions of this  Section 4.02 and  agrees to be bound by them,  and (2) a certificate,  attached hereto as  Exhibit C-2,  from the Holder wishing to transfer a Residual  Certificate,  in form and substance  satisfactory to the Trust Administrator,  representing and warranting,  among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transferee  Affidavit and Agreement by a proposed transferee under clause (B) above, if the
              Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified  Organization,  no transfer of an Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

(D)      Each Person  holding or acquiring  any  Ownership  Interest in a Residual  Certificate  agrees,  by holding or acquiring  such
              Ownership  Interest,  to require a Transferee  Affidavit and Agreement from the other Person to whom such Person attempts to transfer its Ownership  Interest and to provide a certificate to the Trust  Administrator  in the form attached hereto as Exhibit C-2.

(ii)     The Trust  Administrator  shall  register  the  transfer  of any  Residual  Certificate  only if it shall  have  received  the
         Transferee  Affidavit and  Agreement,  a certificate  of the Holder  requesting  such transfer in the form attached  hereto as
         Exhibit C-2 and all of such other documents as shall have been reasonably  required by the Trust  Administrator as a condition to such registration.

(iii)    (A)  If any Disqualified  Organization  shall become a Holder of a Residual  Certificate,  then the last preceding Holder that was other  than a  Disqualified  Organization  shall be  restored,  to the  extent  permitted  by law,  to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual  Certificate.  If any  non-U.S. Person  shall  become  a Holder  of a  Residual  Certificate,  then the  last  preceding  Holder  that is a
              U.S. Person  shall be  restored,  to the  extent  permitted  by law,  to all  rights and  obligations  as Holder  thereof retroactive  to the date of  registration  of the transfer to such  non-U.S. Person  of such Residual  Certificate.  If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations  Section 1.860E-1 or
              Section 1.860G-3,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such transfer of such Residual  Certificate.  The Trust  Administrator  shall be under no liability to any Person for any registration of transfer of a Residual  Certificate that is in fact not permitted by this  Section 4.02 or for making any payments due on such  Certificate  to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate shall become a Holder of a Residual
              Certificate in violation of the restrictions in this  Section 4.02 and to the extent that the retroactive  restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the  Depositor  shall  have the  right,  without  notice to the  Holder or any prior  Holder of such

                                                                -22-

              Residual  Certificate,  to sell such Residual  Certificate to a purchaser  selected by the Depositor on such terms as the
              Depositor may choose. Such purported  transferee shall promptly endorse and deliver a Residual  Certificate in accordance with the  instructions  of the Depositor.  Such purchaser may be the Depositor  itself or any affiliate of the Depositor.
              The  proceeds  of such sale,  net of the  commissions  (which may include  commissions  payable to the  Depositor  or its affiliates),  expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Depositor,  and the  Depositor  shall not be liable to any Person  having an Ownership  Interest or a purported  Ownership  Interest in a
              Residual Certificate as a result of its exercise of such discretion.

(iv)     The Trust  Administrator,  shall make available all  information  reasonably  available to it that is necessary to compute any tax  imposed (A) as a result of the  transfer of an  Ownership  Interest  in a Residual  Certificate  to any Person who is not
         other than a Disqualified  Organization,  including the information regarding "excess inclusions" of such Residual Certificate required  to be  provided  to  the  Internal  Revenue  Service  and  certain  Persons  as  described  in  Treasury  Regulation
         Section 1.860D  1(b)(5), and (B) as a result of any regulated  investment company,  real estate investment trust, common trust fund,  partnership,  trust,  estate or organizations  described in Section 1381 of the Code having as among its record holders at any time any  Person  who is not other  than a  Disqualified  Organization.  Reasonable  compensation  for  providing  such information may be required by the Trust Administrator from such Person.

(v)      The provisions of this  Section 4.02 set forth prior to this  Section 4.02(v) may  be modified,  added to or eliminated by the
         Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(A)      written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions will not cause such Rating Agency to downgrade its then current rating of the Trust Certificates; and

(B)      a  certificate  of the  Depositor  stating  that the  Depositor  has  received  an Opinion of Counsel,  in form and  substance satisfactory to the Depositor,  to the effect that such modification,  addition to or elimination of such provisions will not  cause the Trust  Fund to cease to  qualify  as a REMIC and will not  create a risk that  (i) the  Trust  Fund may be subject to an entity  level tax caused by the  transfer of a Residual  Certificate  to a Person which is not other than a
              Disqualified  Organization or (2) a Certificateholder  or another Person will be subject to a REMIC related tax caused by the transfer of applicable Residual Certificate to a Person which is not other than a Disqualified Organization.

(vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A
              TRANSFEREE  AFFIDAVIT TO THE DEPOSITOR  AND THE TRUST  ADMINISTRATOR  THAT (1) SUCH  TRANSFEREE IS NOT (A) THE UNITED
              STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
              AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN
              SECTION 521  OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS
              SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION  DESCRIBED IN SECTION  1381(a)(2)(C)  OF

                                                                -23-

              THE CODE (ANY SUCH PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A), (B), OR (C) BEING  HEREINAFTER  REFERRED TO AS A
              "DISQUALIFIED  ORGANIZATION"),  OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS
              TO ENABLE THE  TRANSFEROR  TO IMPEDE THE  ASSESSMENT  OR COLLECTION  OF TAX.  SUCH  AFFIDAVIT  SHALL INCLUDE  CERTAIN
              REPRESENTATIONS AS TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE
              CERTIFICATE  REGISTER OF ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
              OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT
              WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
              NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF
              THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(f)      The Trust  Administrator  shall  have no  liability  to the Trust Fund  arising  from a transfer  of any such  Certificate  in reliance  upon a  certification,  ruling or  Opinion of Counsel  described  in this  Section 4.02;  provided,  however,  that the Trust
Administrator  shall not register the transfer of any Residual  Certificate  if it has actual  knowledge  that the proposed  transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 4.02.

                  Section 4.03.     Mutilated, Destroyed, Lost or Stolen Trust Certificates.

                  If (a) any  mutilated  Trust  Certificate  is  surrendered  to the Trust  Administrator,  or the Trust  Administrator
receives  evidence to its  satisfaction of the  destruction,  loss or theft of any Trust  Certificate and (b) there is delivered to the
Trustee and the Trust  Administrator such security or indemnity as may be required by them to save each of them harmless,  then, in the absence of notice to the Trustee and the Trust  Administrator  that such Trust Certificate has been acquired by a protected  purchaser, the Trust Administrator shall execute,  authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Trust  Certificate,  a new Trust  Certificate  of like tenor and interest in the Trust Fund. In connection  with the issuance of any new Trust Certificate  under this  Section 4.03,  the Trust  Administrator may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses  (including the fees and expenses of the  Trust  Administrator)  connected  therewith.  Any  replacement  Trust  Certificate  issued  pursuant  to  this  Section 4.03 shall constitute  complete and  indefeasible  evidence of  ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

                  Section 4.04.     Persons Deemed Owners.

                  Prior to due  presentation  of a Trust  Certificate  for  registration  of  transfer,  the Trust  Administrator,  the
Depositor and the Trustee may treat the person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions  as provided in this  Agreement and for all other purposes  whatsoever,  and none of the Depositor, the Trustee, the Trust Administrator, or any agent of any of them shall be affected by any notice to the contrary.

                                                                -24-

                  Section 4.05.     Access to List of Certificateholders' Names and Addresses.

(a)      If three or more  Certificateholders  (i) request  in writing from the Trust  Administrator  a list of the names and addresses of Certificateholders,  (ii) state that such  Certificateholders  desire to communicate with other  Certificateholders  with respect to their  rights  under  this  Agreement  or under the  Trust  Certificates  and  (iii) provide  a copy of the  communication  which  such
Certificateholders  propose to  transmit,  then the Trust  Administrator  shall,  within ten  Business  Days after the  receipt of such request,  afford such Certificateholders  access during normal business hours to a current list of the Certificateholders.  The expense of  providing  any  such  information  requested  by a  Certificateholder  shall be borne  by the  Certificateholders  requesting  such information  and shall not be borne by the Trust  Administrator  or the Trustee.  Every  Certificateholder,  by receiving and holding a
Trust  Certificate,  agrees that the Trustee and the Trust  Administrator  shall not be held accountable by reason of the disclosure of any such  information as to the list of the  Certificateholders  hereunder,  regardless of the source from which such  information  was derived.

(b)      The Depositor  shall have unlimited  access to a list of the names and addresses of the  Certificateholders,  which list shall be provided by the Trust Administrator promptly upon request.

                  Section 4.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  will  maintain or cause to be  maintained  at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota  where Trust  Certificates  may be surrendered  for  registration of transfer or exchange and where notices and demands to or upon the Trust  Administrator  in respect of the Trust  Certificates  and this  Agreement may be served.  The
Trust  Administrator  initially  designates its Corporate  Trust Office as its office for such purpose.  The Trust  Administrator  will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

                  Section 4.07.     Book-Entry Certificates.

                  Notwithstanding the foregoing,  the Book-Entry  Certificates,  upon original issuance, shall be issued in the form of one or more typewritten Trust  Certificates  representing the Book-Entry  Certificates,  to be delivered to the Trust  Administrator as agent for DTC, the initial  Clearing  Agency,  by, or on behalf of, the  Depositor.  The  Book-Entry  Certificates  shall  initially be registered  on the  Certificate  Register  in the name of Cede ® Co.,  the  nominee of DTC,  as the  initial  Clearing  Agency,  and no
Beneficial  Holder will receive a definitive  certificate  representing such Beneficial  Holder's  interest in the Trust  Certificates, except as provided in  Section 4.09.  Unless and until  definitive,  fully registered Trust  Certificates  ("Definitive  Certificates")
have been issued to the Beneficial Holders pursuant to Section 4.09:

(a)      the provisions of this Section 4.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)      the Depositor and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry
Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)      to the extent that the provisions of this  Section 4.07 conflict  with any other provisions of this Agreement,  the provisions of this Section 4.07 shall control; and

(d)      the rights of the Beneficial  Holders of the Book-Entry  Certificates  shall be exercised only through the Clearing Agency and the  Participants  and shall be limited to those  established by law and agreements  between such  Beneficial  Holders and the Clearing

                                                                -25-

Agency and/or the  Participants.  Pursuant to the Depository  Agreement,  unless and until Definitive  Certificates are issued pursuant to  Section 4.09,  the  initial  Clearing  Agency will make  book-entry  transfers  among the  Participants  and  receive and  transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

                  For  purposes of any  provision of this  Agreement  requiring  or  permitting  actions with the consent of, or at the direction of, Holders of the Book-Entry  Certificates  evidencing a specified  percentage of the aggregate  unpaid  principal amount of such Trust  Certificates,  such direction or consent may be given by the Clearing Agency at the direction of Beneficial  Holders owning such Trust  Certificates  evidencing the requisite  percentage of principal amount of such  Certificates.  The Clearing Agency may take conflicting  actions with respect to the Book-Entry  Certificates to the extent that such actions are taken on behalf of the Beneficial
Holders.

                  Section 4.08.     Notices to Clearing Agency.

                  Whenever notice or other  communication  to the Holders of Book-Entry  Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders  pursuant to Section 4.09,  the Trust
Administrator  shall give all such notices and  communications  specified herein to be given to Holders of the Book-Entry  Certificates to the Clearing Agency which shall give such notices and  communications to the related  Participants in accordance with its applicable rules, regulations and procedures.

                  Section 4.09.     Definitive Certificates.

                  If (a) the  Depositor  advises the Trust  Administrator  in writing that the Clearing  Agency is no longer willing or able to properly  discharge its  responsibilities  under the Depository  Agreement with respect to the Trust Certificates and the Trust
Administrator  or the  Depositor is unable to locate a qualified  successor or (b) the  Depositor,  with the consent of the  applicable
Participants,  advises the Trust  Administrator  in writing  that it elects to  terminate  the  book-entry  system with  respect to the
Book-Entry  Certificates  through the Clearing Agency, the Trust  Administrator  shall notify all Holders of such Trust Certificates of the occurrence of any such event and the  availability of Definitive  Certificates.  Upon surrender to the Trust  Administrator of such
Trust  Certificates by the Clearing Agency,  accompanied by registration  instructions from the Clearing Agency for  registration,  the
Trust  Administrator  shall  authenticate and deliver the Definitive  Certificates.  Neither the Depositor nor the Trust  Administrator
shall be liable for any delay in delivery of such  instructions  and may  conclusively  rely on, and shall be  protected in relying on, such instructions.  Upon the issuance of Definitive  Certificates all references herein to obligations  imposed upon or to be performed by the Clearing  Agency shall be deemed to be imposed upon and  performed by the Trust  Administrator,  to the extent  applicable  with respect to such  Definitive  Certificates,  and the Trust  Administrator  shall  recognize  the Holders of Definitive  Certificates  as
Certificateholders hereunder.

                                                                -26-

                                                               ARTICLE V

                                                             THE DEPOSITOR

                  Section 5.01.     Liability of the Depositor.

                  The Depositor shall be liable in accordance herewith only to the extent of the obligations  specifically imposed upon and undertaken by the Depositor herein.

                  Section 5.02.     Merger, Consolidation or Conversion of the Depositor.

                  (a)      The Depositor will keep in full effect its existence,  rights and franchises as a corporation under the laws of the state of its  incorporation,  and will obtain and preserve its  qualification  to do business as a foreign  corporation  in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the
Trust  Certificates,  the Underlying  Certificates,  the Underlying  Pooling  Agreement or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  (b)      Any Person into which the Depositor may be merged or  consolidated,  or any  corporation  resulting from any merger or  consolidation to which the Depositor shall be a party, or any Person  succeeding to the business of the Depositor,  shall be the  successor of the  Depositor  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;  provided,  however, that each Rating Agency's ratings, if any, of the
Trust  Certificates  in effect  immediately  prior to such merger or  consolidation  will not be  qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

                  Section 5.03.     Limitation on Liability of the Depositor and Others.

(a)               None of the Depositor or any of the  directors,  officers,  employees or agents of the  Depositor  shall be under any liability  to the Trust Fund or the  Certificateholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor or any such Person against any breach of warranties or  representations  made herein or any liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor and any director,  officer,  employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person  respecting any matters arising  hereunder.  The
Depositor  and any  director,  officer,  employee or agent of the Depositor  shall be  indemnified  by the Trust Fund and held harmless against  any loss,  liability  or expense  incurred  in  connection  with any legal  action  relating  to this  Agreement  or the Trust
Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and any loss, liability or expense incurred by reason of  willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder,  or by reason of  reckless disregard of obligations and duties  hereunder and the Depositor shall be entitled to be reimbursed  therefor out of amounts on deposit in the  Trust  Certificate  Account  as  provided  by  Section 3.04  and,  on the  Distribution  Date of such  reimbursement  or future
Distribution  Dates to the extent  required,  the  aggregate of such expenses and costs shall be allocated  first,  in reduction of the amount referred to in clause (i) of the definition of Interest  Distribution  Amount for such Distribution Date for each Class of Trust
Certificates to be allocated pro rata (based on the amount of the Interest  Distribution  Amount for each such  Class before  reduction

                                                                -27-

pursuant to this  Section 5.03(a)  and then,  if remaining  unreimbursed,  in reduction of the Principal  Distribution  Amount for such
Distribution Date).

(b)               The  Depositor  shall be under no obligation to appear in,  prosecute or defend any legal or  administrative  action, proceeding,  hearing or  examination  that is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the  Depositor may in its  discretion  undertake any such action,  proceeding, hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto  and the  interests  of the  Certificateholders  hereunder.  In such  event,  the  legal  expenses  and  costs  of such  action, proceeding,  hearing or examination and any liability resulting  therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed  therefor out of amounts on deposit in the Trust  Certificate  Account as provided by Section 3.04 and, on the Distribution Date following such  reimbursement or future  Distribution  Dates to the extent required,  the aggregate of such expenses and costs shall be allocated  first,  in reduction of the amount referred to in clause (i) of the definition of Interest  Distribution  Amount for such  Distribution  Date for each Class of Trust  Certificates to be allocated pro rata (based on the amount of the Interest  Distribution  Amount for each such Class before  reduction  pursuant to this  Section 5.03(b)  and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date).

                  Section 5.04.     Representation and Warranty of the Depositor.

                  Immediately  prior to the conveyance of the Underlying  Certificates  to the Trustee  pursuant to  Section 2.01,  the
Depositor had good title to, and was the sole owner of, the Underlying  Certificates  free and clear of any pledge,  lien,  encumbrance or security interest and such conveyance  validly transfers  ownership of the Underlying  Certificates to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

                  Upon  discovery  by the  Depositor,  the Trust  Administrator  or the  Trustee  of a breach  of any of the  foregoing representations  and  warranties,  which  breach  materially  and  adversely  affects the  interests of the  Certificateholders  in the
Underlying  Certificates (referred to herein as a "breach"),  the party discovering such breach shall give prompt written notice to the other party.

                  Within 90 days of its  discovery  or its  receipt of notice of breach,  the  Depositor  shall cure such breach in all material  respects or shall repurchase the Underlying  Certificates  from the Trustee at a price equal to the sum of (i) the Underlying
Certificate  Balance as of the next  Distribution  Date and (ii) one  month's  interest on such Underlying  Certificate  Balance at the then-applicable  Pass-Through  Rate for such Underlying  Certificate.  The purchase price for any repurchased  Underlying  Certificates shall be paid by the Depositor to the Trust  Administrator  for deposit in the Trust Certificate  Account.  It is understood and agreed that the  obligation of the Depositor to repurchase  any  Underlying  Certificates  as to which a breach has occurred and is continuing shall  constitute  the sole  remedy  respecting  such  breach  available  to the  Certificateholders,  or the  Trustee on behalf of the
Certificateholders.

                                                                -28-

                                                               ARTICLE VI

                                                              THE TRUSTEE

                  Section 6.01.     Duties of Trustee.

                  The  Trustee  undertakes  with  respect  to the  Trust  Fund to  perform  such  duties  and only  such  duties as are specifically  set forth in this  Agreement.  The Trustee shall  exercise such of the rights and powers vested in it by this  Agreement, and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances in the conduct of such  person's own affairs.  Any  permissive  right of the Trustee set forth in this  Agreement  shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee that are specifically  required to be furnished pursuant to any provision of this Agreement shall  examine  them to determine  whether  they  conform to the  requirements  of this  Agreement.  The Trustee  shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report, document, order or other instrument  so furnished to the Trustee.  If any such  instrument is found not to conform in any material  respect to the  requirements of this  Agreement,  the Trustee  shall  notify the  Certificateholders  of such  instrument  in the event that the  Trustee,  after so requesting, does not receive a satisfactorily corrected instrument.

                  No  provision of this  Agreement  shall be construed  to relieve the Trustee  from  liability  for its own  negligent action,  its own negligent  failure to act or its own misconduct,  its negligent  failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)      the duties and  obligations  of the Trustee  shall be  determined  solely by the express  provisions  of this  Agreement,  the
Trustee shall not be personally  liable except for the  performance  of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against  the  Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee and conforming to the  requirements of this Agreement which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)      the  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)      the Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with this  Agreement at the  direction of the Holders of Trust  Certificates  evidencing  greater than 50% of the
Voting Rights  allocated to each Class of Trust  Certificates  relating to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)      no provision of this  Agreement  shall  require the Trustee to expend or risk its own funds or otherwise  incur any  financial liability  in the  performance  of any of its  duties  hereunder  or in the  exercise  of any of its  rights or powers if it shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it; and

                                                                -29-

(e)      the Trustee shall have no responsibility  for any act or omission of the Trust  Administrator,  it being understood and agreed that the Trustee and the Trust Administrator are independent contractors and not agents, partners or joint venturers.

                  Section 6.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 6.01:

(i)      the Trustee  may  request  and rely upon and shall be  protected  in acting or  refraining  from  acting upon any  resolution,
         Officer's  Certificate,  certificate of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trustee may consult  with  counsel,  financial  advisors or  accountants  and any advice of such Persons or any Opinion of
         Counsel shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)    the  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this  Agreement  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of the
         Certificateholders  pursuant to the provisions of this  Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;

(iv)     the Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      the Trustee shall not be bound to make any  investigation  into the facts or matters  stated in any  resolution,  certificate, statement,  instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Trust  Certificates  evidencing greater than 50% of the Voting Rights allocated to each Class of  Certificates;  provided,  however,  that if the payment  within a reasonable  time to the Trustee of the costs, expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity  against such expense or liability as a condition to taking any such action;  the reasonable  expense of every such investigation shall be paid by the Certificateholders requesting the investigation;

(vi)     the Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through  agents or attorneys  and the Trustee  shall not be  responsible  for any  misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)    the Trustee shall not be required to expend its own funds or otherwise  incur any financial  liability in the  performance  of any of its duties  hereunder  if it shall have  reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity against such liability is not assured to it;

                                                                -30-

(viii)   the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)     the right of the Trustee to perform any  discretionary  act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)      All  rights of action  under  this  Agreement  or under any of the Trust  Certificates,  enforceable  by the  Trustee,  may be enforced by it without the  possession of any of the Trust  Certificates,  or the production  thereof at the trial or other  proceeding relating  thereto,  and any such suit,  action or proceeding  instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Trust Certificates, subject to the provisions of this Agreement.

                  Section 6.03.     Trustee Not Liable for Trust Certificates.

                  The  recitals  contained  herein  shall be taken as the  statements  of the  Depositor  and the  Trustee  assumes  no responsibility  for their correctness.  The Trustee makes no  representations as to the validity or sufficiency of this Agreement,  the
Trust  Certificates  or of any related  document.  The Trustee shall not be accountable  for the use or application by the Depositor of any funds paid to the  Depositor in respect of the  Underlying  Certificates  or deposited in or withdrawn  from the Trust  Certificate
Account by the  Depositor.  The Trustee  shall not be  responsible  for the  legality or validity of this  Agreement  or the  validity, priority,  perfection  or  sufficiency  of the  security  for the Trust  Certificates  issued or intended to be issued  hereunder.  The
Trustee  shall have no  responsibility  for filing any  financing  or  continuation  statement  in any public  office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

                  Section 6.04.     Trustee May Own Trust Certificates.

                  The Trustee in its  individual or any other  capacity may become the owner or pledgee of Trust  Certificates  and may transact  business with the other parties  hereto and with their  Affiliates,  with the same rights as it would have if it were not the
Trustee.

                  Section 6.05.     Trustee's Fees and Expenses.

                  The Trustee shall be  compensated  by the Trust  Administrator  as separately  agreed.  The Trustee and any director, officer,  employee or agent of the Trustee  shall be  indemnified  by the  Depositor  and held  harmless  (up to a maximum of $150,000)
against any loss, liability or expense (including  reasonable  attorney's fees and expenses)  (i) incurred in connection with any claim or legal action relating to (a) this  Agreement,  (b) the Trust  Certificates,  or (c) the  performance of any of the Trustee's  duties hereunder,  other than any loss,  liability  or  expense  incurred  by reason of willful  misconduct,  bad faith or  negligence  in the performance of any of the Trustee's  duties  hereunder or incurred by reason of any action of the Trustee taken at the direction of the
Certificateholders  and  (ii) resulting  from any error in any tax or  information  return  prepared by the Trust  Administrator.  Such indemnity  shall survive the  termination of this Agreement or the resignation or removal of the Trustee  hereunder.  Without  limiting the foregoing,  the Depositor  covenants and agrees,  except as otherwise agreed upon in writing by the Depositor and the Trustee,  and except for any such expense,  disbursement or advance as may arise from the Trustee's negligence,  bad faith or willful misconduct,  to pay or reimburse the Trustee,  for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements  of its counsel not associated with the closing of the issuance of the Trust Certificates,  and (B) the reasonable  compensation,  expenses

                                                                -31-

and  disbursements  of any  accountant,  engineer or appraiser  that is not regularly  employed by the Trustee,  to the extent that the
Trustee must engage such persons to perform acts or services  hereunder.  Except as otherwise  provided  herein,  the Trustee shall not be entitled to payment or reimbursement  for any routine ongoing expenses  incurred by the Trustee in the ordinary course of its duties as Trustee  hereunder or for any other  expenses.  Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the
Trustee be liable for special,  indirect or  consequential  loss or damage of any kind  whatsoever  (including  but not limited to lost profits),  even if the Trustee has been advised of the  likelihood of such loss or damage and  regardless  of the form of action.  With respect to any  expenses or  reimbursements  due to the  Trustee  pursuant  to this  Section  6.05,  on the  Distribution  Date of such reimbursement  or future  Distribution  Dates,  to the extent  required,  the  aggregate of such expenses and  reimbursements  shall be allocated  first,  in reduction of the amount  referred to in clause (i) of the  definition  of Interest  Distribution  Amount for such
Distribution  Date for each Class of Trust  Certificates  to be allocated  pro rata (based on the amount of the  Interest  Distribution
Amount for each such Class before  reduction  pursuant to this Section 6.05) and then, if remaining  unreimbursed,  in reduction of the
Principal Distribution Amount for such Distribution Date.

                  Section 6.06.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association  organized and doing business under the laws of any state or the United States of America,  authorized  under such laws to exercise  corporate  trust powers,  having ratings on its long term debt  obligations  at the time of such  appointment  in at least the third  highest  rating  category by both Moody's and S®P
(provided  that if such rating is in the third highest  rating  category of S®P, the Trustee  shall also have a short-term  rating from
S®P of A-1) or such lower  ratings as will not cause  Moody's or S®P to lower  their then  current  ratings of the Trust  Certificates, having a  combined  capital  and  surplus of at least  $50,000,000  and  subject  to  supervision  or  examination  by federal or state authority.  If  such  corporation  or  association  publishes  reports  of  condition  at  least  annually,  pursuant  to law or to the requirements of the aforesaid supervising or examining authority,  then for the purposes of this Section 6.06 the  combined capital and surplus of such  corporation  or  association  shall be deemed to be its  combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions of this Section 6.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07 hereof.

                  Section 6.07.     Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby created by (a) giving  written notice of resignation to the Depositor and the Trust  Administrator  and by mailing notice of resignation by first class mail,  postage  prepaid, to the  Certificateholders  at their addresses appearing on the Certificate Register and to the Rating Agencies,  not less than 60 days before the date specified in such notice when,  subject to Section 6.08,  such resignation is to take effect,  and  (b) acceptance by a successor trustee in accordance with Section 6.08 meeting the qualifications set forth in Section 6.06.

                  If at any time the Trustee shall cease to be eligible in accordance  with the provisions of  Section 6.06  hereof and shall fail to resign after written  request thereto by the Depositor,  or if at any time the Trustee shall become  incapable of acting, or shall be  adjudged a bankrupt  or  insolvent,  or a receiver of the Trustee or of its  property  shall be  appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation or if the Trustee breaches any of its obligations or representations  hereunder,  then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy to the  successor  trustee.  The Trustee may also be removed at any time by the Holders of Trust  Certificates  evidencing

                                                                -32-

not less than 50% of the Voting  Rights  evidenced by the Trust  Certificates.  Notice of any removal of the Trustee and  acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

                  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation or receipt of a notice of removal,  the resigning Trustee may, at the Trust Fund's expense,  petition any court of competent jurisdiction for the appointment of a successor trustee.

                  Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section 6.07 shall  become  effective  upon  acceptance of appointment  by the successor  trustee as provided in  Section 6.08 hereof.

                  Section 6.08.     Successor Trustee.

                  Any successor  trustee  appointed as provided in  Section 6.07  hereof shall execute,  acknowledge and deliver to the
Depositor and to its predecessor  trustee an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this  Section 6.08 unless at the time of such acceptance such successor  trustee shall be eligible under the provisions of  Section 6.06  hereof and its acceptance  shall not adversely  affect the then current rating of the Trust Certificates.

                  Upon  acceptance of appointment by a successor  trustee as provided in this  Section 6.08,  the Depositor  shall mail notice  of the  succession  of such  trustee  hereunder  to all  Holders  of  Trust  Certificates  at their  addresses  as shown in the
Certificate  Register.  If the Depositor  fails to mail such notice within ten days after  acceptance of  appointment  by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 6.09.     Merger or Consolidation of Trustee.

                  Any Person into which the  Trustee  may be merged or  converted  or with which it may be  consolidated  or any Person resulting  from any  merger,  conversion  or  consolidation  to which the Trustee  shall be a party,  or any Person  succeeding  to the business of the  Trustee,  shall be the  successor of the Trustee  hereunder,  provided  that such Person  shall be eligible  under the provisions  of  Section 6.06  hereof  without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 6.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Trust  Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees  jointly with the Trustee,  or separate trustee or separate  trustees,  of all or any part of the Trust  Fund,  and to vest in such Person or  Persons,  in such  capacity  and for the

                                                                -33-

benefit of the applicable  Certificateholders,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this  Section 6.10,  such powers,  duties,  obligations,  rights and trusts as the Trust  Administrator and the Trustee may consider necessary or desirable.  If the Trust  Administrator  shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, the Trustee  alone  shall have the power to make such  appointment.  No  co-trustee  or  separate  trustee hereunder  shall  be  required  to meet  the  terms  of  eligibility  as a  successor  trustee  under  Section 6.06  and no  notice  to
Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

                  Every separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and  obligations  conferred  or imposed  upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee and such separate  trustee or co-trustee  jointly (it being understood that such separate trustee or co-trustee is not authorized to act  separately  without the Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed by the Trustee,  the Trustee  shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate  trustee or co-trustee, but solely at the direction of the Trustee;

(b)      no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)      the Trust  Administrator  and the Trustee  acting  jointly may at any time accept the  resignation  of or remove any  separate trustee or co-trustee.

                  Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this  Agreement  and the  conditions  of this Article VI. Each  separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically including every  provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the
Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Trust Administrator and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for all action or inaction of any separate  trustee or co-trustee.
If any separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties, rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11.     Office of the Trustee.

                  The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

                                                                -34-

                                                               ARTICLE VII

                                                        THE TRUST ADMINISTRATOR

                  Section 7.01.     Duties of Trust Administrator.

                  The Trust Administrator  undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically  set forth in this Agreement.  The Trust  Administrator  shall exercise such of the rights and powers vested in it by this
Agreement,  and use the same  degree  of care and  skill in their  exercise,  as a  prudent  person  would  exercise  or use  under the circumstances  in the  conduct  of such  person's  own  affairs.  Any  permissive  right of the Trust  Administrator  set forth in this
Agreement shall not be construed as a duty.

                  The Trust Administrator,  upon receipt of all resolutions,  certificates,  statements,  opinions, reports, documents, orders or other  instruments  furnished to the Trust  Administrator  that are  specifically  required to be  furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trust
Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion, report,  document,  order or other instrument so furnished to the Trust  Administrator.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement,  the Trust  Administrator  shall notify the  Certificateholders  of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this  Agreement  shall be construed to relieve the Trust  Administrator  from  liability  for its own negligent  action,  its own  negligent  failure to act or its own  misconduct,  its  negligent  failure to perform its  obligations  in compliance with this Agreement,  or any liability which would be imposed by reason of its willful  misfeasance or bad faith;  provided, however, that:

(a)      the  duties  and  obligations  of the Trust  Administrator  shall be  determined  solely  by the  express  provisions  of this
Agreement,  the Trust  Administrator  shall not be personally  liable except for the  performance of such duties and obligations as are specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the Trust
Administrator  and the Trust  Administrator  may  conclusively  rely,  as to the truth of the  statements  and the  correctness  of the opinions expressed therein,  upon any certificates or opinions furnished to the Trust  Administrator and conforming to the requirements of this  Agreement  which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper  authorities respecting any matters arising hereunder;

(b)      the Trust  Administrator  shall not be personally liable for an error of judgment made in good faith by a Responsible  Officer or Responsible Officers of the Trust  Administrator,  unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)      the Trust  Administrator  shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with this Agreement or at the direction of the Holders of Trust  Certificates  evidencing  greater than
50% of the Voting Rights  allocated to each  Class of  Trust  Certificates  relating to the time,  method and place of  conducting  any proceeding  for any  remedy  available  to the  Trust  Administrator,  or  exercising  any  trust or  power  conferred  upon the  Trust
Administrator, under this Agreement; and

(d)      no provision of this Agreement  shall require the Trust  Administrator  to expend or risk its own funds or otherwise incur any financial  liability in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall

                                                                -35-

have  reasonable  grounds for  believing  that  repayment  of such funds or adequate  indemnity  against  such risk or liability is not reasonably assured to it.

                  The Trust  Administrator  shall have no duty (A) to see to any  recording,  filing or depositing of this Agreement or any agreement referred to herein or any financing  statement or continuation  statement  evidencing a security  interest,  or to see to the  maintenance of any such recording,  filing or depositing or to any  rerecording,  refiling or redepositing of any thereof,  (B) to see to any  insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or encumbrance of any kind owing with respect to, assessed or levied  against,  any part of the Trust Fund other than from funds available in the Trust Certificate Account.

                  Section 7.02.     Certain Matters Affecting the Trust Administrator.

(a)      Except as otherwise provided in Section 7.01:

(i)      the Trust  Administrator  may  request  and rely upon and shall be  protected  in acting or  refraining  from  acting upon any resolution, Officer's Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice,  request,  consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trust  Administrator  may consult  with  counsel,  financial  advisors or  accountants  and any advice of such  Persons or opinion of counsel  shall be full and  complete  authorization  and  protection  in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)    the Trust  Administrator  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the Certificateholders  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the Trust  Administrator  reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;

(iv)     the Trust  Administrator  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      the Trust  Administrator  shall not be bound to make any  investigation  into the facts or matters  stated in any  resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested in writing so to do by Holders of Trust  Certificates  evidencing  greater than 50% of the Voting
         Rights allocated to each Class of Certificates;  provided,  however, that if the payment within a reasonable time to the Trust
         Administrator of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trust  Administrator,  not reasonably assured to the Trust  Administrator by the security afforded to it by the terms of this Agreement,  the Trust Administrator may require reasonable  indemnity against such expense or liability as a
         condition  to  taking  any  such  action;  the  reasonable  expense  of  every  such  investigation   shall  be  paid  by  the
         Certificateholders requesting the investigation;

                                                                -36-

(vi)     the Trust  Administrator  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust  Administrator  shall not be  responsible  for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)    the Trust  Administrator  shall not be required to expend its own funds or  otherwise  incur any  financial  liability  in the performance of any of its duties  hereunder if it shall have reasonable  grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)   the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement;

(ix)     the right of the Trust  Administrator to perform any  discretionary act enumerated in this Agreement shall not be construed as a duty,  and the Trust  Administrator  shall not be  answerable  for other than its  negligence  or willful  misconduct in the performance of such act; and

(x)      The Trust  Administrator  shall not be  required  to give any bond or surety in  respect  of the  execution  of the Trust Fund created hereby or the powers granted hereunder.

(b)      All rights of action under this  Agreement or under any of the Trust  Certificates,  enforceable  by the Trust  Administrator, may be  enforced  by it without  the  possession  of any of the Trust  Certificates,  or the  production  thereof at the trial or other proceeding  relating thereto,  and any such suit, action or proceeding  instituted by the Trust  Administrator  shall be brought in its name for the benefit of all the Holders of such Trust Certificates, subject to the provisions of this Agreement.

                  Section 7.03.     Trust Administrator Not Liable for Trust Certificates.

                  The recitals contained herein shall be taken as the statements of the Depositor and the Trust  Administrator  assumes no responsibility for their  correctness.  The Trust  Administrator  makes no representations as to the validity or sufficiency of this
Agreement,  the Trust  Certificates  or of any  related  document.  The Trust  Administrator  shall not be  accountable  for the use or application  by the  Depositor  of any funds paid to the  Depositor  in respect  of the  Underlying  Certificates  or  deposited  in or withdrawn from the Trust Certificate  Account by the Depositor.  The Trust  Administrator  shall not be responsible for the legality or validity of this Agreement,  the Underlying Certificates or the Underlying Pooling Agreement or the validity,  priority,  perfection or sufficiency of the security for the Trust Certificates  issued or intended to be issued hereunder.  The Trust  Administrator shall have no  responsibility  for filing any  financing or  continuation  statement in any public  office at any time or to otherwise  perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

                  Section 7.04.     Trust Administrator May Own Trust Certificates.

                  The  Trust  Administrator  in its  individual  or any  other  capacity  may  become  the  owner or  pledgee  of Trust
Certificates with the same rights as it would have if it were not the Trust Administrator.

                  Section 7.05.     Trust Administrator's Fees and Expenses.

                  As  compensation  for its  services  hereunder,  the Trust  Administrator  shall be paid an up-front fee and shall be entitled to any benefit  derived from  maintaining  balances in the Trust  Certificate  Account (the "Trust  Administrator  Fee").  The

                                                                -37-

Trust Administrator and any director,  officer,  employee or agent of the Trust Administrator shall be indemnified by the Depositor (or if the  Depositor  shall  fail to do so, by the Trust  Fund) and held  harmless  against  any loss,  liability  or  expense  (including reasonable  attorney's  fees and  expenses)  incurred in  connection  with any claim or legal  action  relating to (a) this  Agreement,
(b) the Trust Certificates or (c) the performance of any of the Trust Administrator's duties hereunder,  other than any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Trust  Administrator's duties hereunder or incurred by reason of any action of the Trust  Administrator  taken at the direction of the  Certificateholders  if separate indemnity is provided by such Certificateholders;  provided,  however, that such indemnity amounts payable by the Depositor or the Trust Fund to the Trust Administrator  pursuant to this  Section 7.05 shall  not exceed $200,000 per year; provided,  further, that any amounts not payable by the Depositor or the Trust Fund to the Trust  Administrator  due to the  preceding  proviso shall be payable by the Depositor (or if the Depositor  fails to do so, by the Trust Fund) in any  succeeding  year,  subject to the aggregate  $200,000 per annum  limitation  imposed by the  preceding  proviso.  Such  indemnity  shall  survive the  termination  of this  Agreement or the resignation  or removal of the Trust  Administrator  hereunder.  Without  limiting the  foregoing,  the  Depositor (or if the Depositor fails to do so, the Trust Fund) shall,  except as otherwise  agreed upon in writing by the Depositor and the Trust  Administrator,  and except for any such  expense,  disbursement  or advance as may arise from the Trust  Administrator's  negligence,  bad faith or willful misconduct,  pay or reimburse the Trust  Administrator (up to a maximum of $150,000),  for all reasonable  expenses,  disbursements and advances  incurred or made by the Trust  Administrator  in accordance with any of the provisions of this Agreement with respect to: (A)
the reasonable  compensation  and the expenses and  disbursements of its counsel not associated with the closing of the issuance of the
Trust Certificates,  (B) the reasonable compensation,  expenses and disbursements of any accountant,  engineer or appraiser that is not regularly employed by the Trust  Administrator,  to the extent that the Trust Administrator must engage such persons to perform acts or services  hereunder and (C) printing and engraving  expenses in  connection  with  preparing  any  Definitive  Certificates.  Except as otherwise provided herein, the Trust  Administrator  shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust  Administrator  in the ordinary  course of its duties as Trust  Administrator  (including  in its capacity as Tax
Matters Person hereunder).  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trust  Administrator be liable for special,  indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits),  even if the Trust  Administrator  has been  advised of the  likelihood  of such loss or damage and  regardless  of the form of action.  With respect to any expenses or reimbursements due to the Trust  Administrator  pursuant to this  Section 7.05,  on the Distribution Date of such  reimbursement or future  Distribution Dates to the extent required,  the aggregate of such expenses and  reimbursements  shall be allocated  first,  in reduction of the amount  referred to in clause  (i) of the  definition of Interest  Distribution  Amount for such
Distribution  Date for each Class of  Trust  Certificates  to be allocated  pro rata (based on the amount of the Interest  Distribution
Amount for each such Class before  reduction  pursuant to this Section 7.05) and then, if remaining  unreimbursed,  in reduction of the
Principal Distribution Amount for such Distribution Date.

                  Section 7.06.     Eligibility Requirements for Trust Administrator.

                  The Trust  Administrator  hereunder shall at all times be (a) an  institution the deposits of which are fully insured by the FDIC and (b) a  corporation  or  banking  association  organized  and doing  business  under the laws of any state or the United
States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least
$50,000,000  and subject to  supervision or examination by federal or state  authority and (c) with  respect to every  successor  Trust
Administrator  hereunder an institution the long-term  unsecured debt obligations of which are rated at least Baa3 or better by Moody's and BBB or better by S®P unless the failure of the Trust  Administrator's  long-term  unsecured  debt  obligations to have such ratings would not result in the lowering of the ratings originally  assigned to any Class of  Certificates and (d) the trust  administrator for

                                                                -38-

the Underlying  Trust. If such corporation or banking  association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this  Section 7.06 the  combined capital and surplus of such  corporation  or  association  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of this Section 7.06,  the Trust Administrator  shall resign immediately,  subject to and with the effect specified in Section 7.07 hereof.

                  Section 7.07.     Resignation and Removal of Trust Administrator.

                  The Trust  Administrator  may at any time  resign and be  discharged  from the trusts  hereby  created by  (a) giving written  notice of  resignation  to the Depositor and the Trustee and by mailing  notice of  resignation  by first class mail,  postage prepaid, to the  Certificateholders at their addresses appearing on the Certificate Register and to the Rating Agencies,  not less than
60 days  before  the  date  specified  in such  notice  when,  subject  to  Section 7.08,  such  resignation  is to  take  effect,  and
(b) acceptance  by a  successor  trust  administrator  in  accordance  with  Section 7.08  meeting  the  qualifications  set  forth  in
Section 7.06;  provided, however, that the Trust Administrator shall not resign and be discharged from the trusts hereby created for so long as it remains the trust administrator for the Underlying Trust.

                  If at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of Section 7.06 hereof and shall fail to resign  after  written  request  thereto by the  Depositor,  or if at any time the Trust  Administrator  shall become incapable of acting, or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator or of its property shall be appointed,  or any public  officer shall take charge or control of the Trust  Administrator  or of its property or affairs for the  purpose  of  rehabilitation,  conservation  or  liquidation  or if the Trust  Administrator  breaches  any of its  obligations  or representations  hereunder,  then the Depositor  may remove the Trust  Administrator  and appoint a successor  trust  administrator  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trust  Administrator  and one copy to the successor trust administrator;  provided,  however, that no such removal of the Trust Administrator hereunder shall be effective for so long as the Trust  Administrator  remains  the trust  administrator  for the  Underlying  Trust.  The Trust  Administrator  may also be removed at any time by the Trustee or the Holders of Trust  Certificates  evidencing  not less than 50% of the Voting Rights  evidenced by the Trust  Certificates;  provided,  however,  that no such removal of the Trust  Administrator  hereunder shall be effective for so long as the Trust  Administrator  remains  the trust  administrator  for the  Underlying  Trust.  Notice  of any  removal  of the Trust
Administrator  and  acceptance  of  appointment  by the  successor  trust  administrator  shall be given to the Rating  Agencies by the
Depositor.

                  If no successor trust administrator  shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of  resignation  or receipt of a notice of  removal,  the  resigning  Trust  Administrator  may, at the Trust
Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

                  In the event that Wells Fargo Bank, N.A. is removed or replaced as the trust  administrator  of the Underlying  Trust in accordance with the terms of the Underlying  Pooling Agreement,  the replacement trust  administrator for the Underlying Trust shall become  the  successor  Trust  Administrator  hereunder.  The  Trust  Administrator  agrees  to  cooperate  with the  Trustee  and such replacement trust administrator in effecting the termination of the Trust  Administrator's  responsibilities  and rights hereunder.  No such  termination  shall  release the Trust  Administrator  for any liability  that it would  otherwise  have  hereunder for any act or omission prior to the effective time of such termination.

                                                                -39-

                  Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator  pursuant to any of the provisions of this  Section 7.07 shall  become effective upon acceptance of appointment by the successor trust administrator as provided in Section 7.08 hereof.

                  Section 7.08.     Successor Trust Administrator.

                  Any successor  trust  administrator  appointed as provided in  Section 7.07  hereof shall  execute,  acknowledge  and deliver to the Depositor and to its predecessor trust  administrator an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trust  administrator  shall become  effective and such successor  trust  administrator, without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if originally named as Trust Administrator herein. The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor trust  administrator shall execute and deliver such instruments and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the  successor  trust  administrator  all such rights, powers, duties, and obligations.

                  No successor trust  administrator  shall accept  appointment as provided in this  Section 7.08 unless  at the time of such  acceptance such successor trust  administrator  shall be eligible under the provisions of Section 7.06  hereof and its acceptance shall not adversely affect the then current rating of the Trust Certificates.

                  Upon acceptance of appointment by a successor trust  administrator  as provided in this  Section 7.08,  the Depositor shall mail notice of the succession of such trust  administrator  hereunder to all Holders of Trust  Certificates at their addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within ten days after  acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

                  Section 7.09.     Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator may be merged or converted or with which it may be consolidated or any
Person  resulting  from any merger,  conversion  or  consolidation  to which the Trust  Administrator  shall be a party,  or any Person succeeding to the business of the Trust  Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible under the provisions of  Section 7.06  hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 7.10.     Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Trustee and the Trust Administrator  acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust  Administrator to act as co-trust  administrator or co-trust  administrators  jointly with the Trust Administrator,  or separate trust administrator or separate trust administrators,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such capacity and for the benefit of the  applicable  Certificateholders,  such title to the
Trust Fund, or any part thereof, and, subject to the other provisions of this Section 7.10,  such powers, duties,  obligations,  rights and trusts as the Trustee and the Trust  Administrator  may consider  necessary or  desirable.  If the Trustee shall not have joined in such  appointment  within  fifteen  days after the  receipt by it of a request to do so, the Trust  Administrator  alone shall have the

                                                                -40-

power to make such  appointment.  No co-trust  administrator  or separate trust  administrator  hereunder shall be required to meet the terms of eligibility as a successor trust  administrator under Section 7.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 7.08.

                  Every separate trust  administrator  and co-trust  administrator  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and obligations  conferred or imposed upon the Trust  Administrator shall be conferred or imposed upon and exercised or performed by the Trust  Administrator  and such separate trust  administrator or co-trust  administrator  jointly
(it being understood that such separate trust  administrator or co-trust  administrator is not authorized to act separately without the
Trust  Administrator  joining in such act),  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust  Administrator,  the Trust  Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust Fund or any portion thereof  in any such  jurisdiction)  shall be  exercised  and  performed  singly  by such  separate  trust  administrator  or  co-trust administrator, but solely at the direction of the Trust Administrator;

(b)      no trust  administrator  hereunder  shall be held  personally  liable  by  reason of any act or  omission  of any other  trust administrator hereunder; and

(c)      the Trustee and the Trust  Administrator  acting  jointly may at any time  accept the  resignation  of or remove any  separate trust administrator or co-trust administrator.

                  Any notice,  request or other writing given to the Trust  Administrator shall be deemed to have been given to each of the then separate trust  administrators  and co-trust  administrators,  as effectively  as if given to each of them.  Every  instrument appointing  any separate  trust  administrator  or co-trust  administrator  shall refer to this  Agreement  and the  conditions of this
Article VII. Each separate  trust  administrator  and co-trust  administrator,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trust  Administrator  or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Depositor.

                  Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator,  its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for any action or inaction of any separate Trust  Administrator or Co-Trust  Administrator.  If any separate trust  administrator or co-trust  administrator shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be  exercised  by the Trust  Administrator,  to the extent  permitted  by law,  without the  appointment  of a new or  successor  trust administrator.

                  Section 7.11.     Office of the Trust Administrator.

                  The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

                                                                -41-

                                                              ARTICLE VIII

                                                              TERMINATION

                  Section 8.01.     Termination.

(a)               Subject to Section 8.02,  the respective  obligations and responsibilities of the Depositor,  the Trust Administrator and the Trustee created hereby with respect to the Trust  Certificates  (other than the obligation to make certain payments and to send certain notices to  Certificateholders  as hereinafter set forth) shall  terminate  immediately  upon the occurrence of the last action required to be taken by the Trust Administrator on the Termination Date;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the  expiration  of  twenty-one  years from the death of the last  survivor  of the  descendants  of Joseph P.
Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

(b)               Upon  presentation and surrender of the Trust  Certificates by the  Certificateholders  on the Termination  Date, the
Trust Administrator shall distribute to the Certificateholders  the amounts otherwise  distributable on such Distribution Date pursuant to  Section 3.05(a).  Any funds not  distributed on the  Termination  Date because of the failure of any  Certificateholders  to tender their Trust  Certificates  shall be set aside and held in trust for the account of the  appropriate  non-tendering  Certificateholders, whereupon the Trust Fund shall  terminate,  and such funds shall not be invested.  If any Trust  Certificates as to which notice of the
Termination  Date has been given pursuant to this  Section 8.01 shall  not have been  surrendered  for  cancellation  within six months after the time specified in such notice, the Trust  Administrator  shall mail a second notice to the remaining  Certificateholders,  at their last addresses shown in the Certificate  Register,  to surrender their Trust  Certificates  for cancellation in order to receive, from such funds held, the final  distribution  with respect thereto.  If within one year after the second notice any Trust  Certificate shall not have been  surrendered  for  cancellation,  the Trust  Administrator  shall so notify the Depositor who shall upon receipt of such notice,  directly or through an agent, take reasonable steps to contact the remaining  Certificateholders  concerning surrender of their Trust Certificates.  The costs and expenses of maintaining such funds and of contacting  Certificateholders  shall be paid out of the assets which remain held. If within two years after the second notice any Trust  Certificates  shall not have been  surrendered for cancellation,  the Trust  Administrator  shall pay to the Depositor all amounts  distributable to the Holders thereof and the Depositor shall  thereafter  hold such amounts for the benefit of such Holders.  No interest shall accrue or be payable to any  Certificateholder on any amount held as a result of such  Certificateholder's  failure to  surrender  its  Certificate(s)  for final  payment  thereof in accordance with this Section 8.01.

                  Section 8.02.     Additional Termination Requirements.

(a)               Upon receipt of a Notice of Final Distribution  pursuant to the Underlying Pooling Agreement and within 90 days prior to the anticipated  Termination  Date, the Trust  Administrator  shall adopt and sign a plan of complete  liquidation of the Trust Fund meeting the  requirements  of  Section 860F(a)(4)(A)  of the Code  pursuant to which the Trust  Administrator  shall sell or  otherwise dispose of all the remaining assets of the Trust Fund, unless the Depositor,  the Trustee and the Trust  Administrator have received an
Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this  Section 8.02 will  not (i)
result in the  imposition  of taxes on  "prohibited  transactions"  of the Trust Fund as  described  in  Section 860F  of the Code,  or
(subject to Section 3.01(f)  hereof)  (ii) cause the Trust Fund to fail to qualify as a real estate mortgage  investment conduit at any time that any Trust Certificate is outstanding.

                                                                -42-

(b)               Each  Holder  of a Trust  Certificate  hereby  irrevocably  approves  and  appoints  the Trust  Administrator  as its attorney-in-fact  for the purposes of, adoption of the plan of complete liquidation in accordance with the terms and conditions of this
Agreement.

                                                              ARTICLE IX

                                                        EXCHANGE ACT REPORTING

                  Section 9.01.     Commission Reporting.

                  The Trust Administrator  shall reasonably  cooperate with the Depositor in connection with the Trust's satisfying the reporting  requirements  under the Exchange Act. The Trust  Administrator  shall prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K customary for similar  securities as required by the Exchange Act and the rules and regulations of the Commission  thereunder, and the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

                  Each of Form 10-D and Form 10-K  requires the  registrant  to indicate  (by  checking  "yes" or "no") that it (1) has filed all reports  required to be filed by Section 13 or 15(d) of the Exchange Act during the  preceding 12 months (or for such shorter period that the  registrant was required to file such reports),  and (2) has been subject to such filing  requirements  for the past 90 days. The Depositor  hereby  represents to the Trust  Administrator  that the Depositor has filed all such required  reports during the preceding  12 months and that it has been  subject to such filing  requirement  for the past 90 days.  The  Depositor  shall notify the
Trust  Administrator in writing,  no later than the fifth calendar day after the related  Distribution  Date with respect to the filing of a report on Form 10-D and no later  than  March  15th with  respect  to the  filing of a report on Form  10-K,  if the answer to the questions  should be no. The Trust  Administrator  shall be entitled to rely on such  representations  in preparing,  executing  and/or filing any such report.

                  Section 9.02.     Form 10-D Reporting.

                  Within 15 days after each  Distribution  Date (subject to permitted  extensions  under the Exchange  Act),  the Trust
Administrator  shall prepare and file on behalf of the Trust Fund any Form 10-D  required by the Exchange Act, in form and substance as required  by the  Exchange  Act.  The Trust  Administrator  shall file each  Form 10-D  with a copy of the  related  monthly  statement attached  thereto.  Any  disclosure  in addition to the monthly  statement  that is required to be included on  Form 10-D  ("Additional
Form 10-D  Disclosure")  shall be reported by the parties set forth on Exhibit F to the Depositor and Trust  Administrator and directed and approved by the Depositor  pursuant to the following  paragraph and the Trust  Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit F hereto,  within five calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust  Administrator  and the Depositor,  to the extent known by a responsible  party thereof, in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D  Disclosure,  if applicable together with an additional  disclosure  notification in the form of Exhibit G  hereto (an  "Additional  Disclosure  Notification")  and (ii) the  Depositor will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional Form 10-D  Disclosure on Form 10-D.  The Depositor will be responsible

                                                                -43-

for any  reasonable  fees and expenses  assessed or incurred by the Trust  Administrator  in connection  with  including any Additional
Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  After preparing the Form 10-D,  the Trust Administrator shall forward electronically a draft copy of the Form 10-D to the  Depositor  for review.  Within two  business  days of receipt of such copy,  but in no event no later than the 12th  calendar  day after the  related  Distribution  Date,  the  Depositor  shall  notify  the Trust  Administrator  in writing  (which  may be  furnished electronically)  of any changes to or approval of such  Form 10-D.  In the absence of receipt of any written  changes or approval,  the
Trust  Administrator  shall be entitled to assume that such Form 10-D is in final form and the Trust Administrator may proceed with the filing of the Form 10-D.  No later than two Business Days prior to the 15th  calendar day after the related  Distribution  Date, a duly authorized  representative  of the Depositor  shall sign the  Form 10-D  and return an electronic or fax copy of such signed  Form 10-D
(with an original  executed hard copy to follow by overnight mail) to the Trust  Administrator.  If a Form 10-D cannot be filed on time or if a  previously  filed  Form 10-D  needs  to be  amended,  the  Trust  Administrator  will  follow  the  procedures  set  forth  in
Section 9.05.  Promptly  (but no later than one  Business  Day) after filing with the  Commission,  the Trust  Administrator  will make available on its internet  website a final executed copy of each Form 10-D  prepared and filed by the Trust  Administrator.  Each party to this Agreement  acknowledges that the performance by the Trust  Administrator of its duties under this  Section 9.02  related to the timely  preparation,  execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable  deadlines in the performance of their duties under this Section 9.02.  The Trust  Administrator  shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly  prepare,  timely execute and/or timely file such  Form 10-D, where such  failure  results  from the Trust  Administrator's  inability  or  failure  to obtain or  receive,  on a timely  basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such  Form 10-D,  not resulting from its own negligence, bad faith or willful misconduct.

                  Section 9.03.     Form 10-K Reporting.

                  Within 90 days after the end of each  fiscal  year of the Trust Fund or such  earlier  date as may be required by the
Exchange Act (the "10-K Filing  Deadline") (it being  understood  that the fiscal year for the Trust Fund ends on December 31st of each year),  commencing in March 2007, the Trust  Administrator  shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange  Act.  Each such Form 10-K shall  include the  following  items,  in each case to the extent they have been  delivered  to the Trust  Administrator  within the  applicable  time frames set forth in this  Agreement,  (i) the Item 1123
Certificate for the Trust Administrator and any Servicing Function  Participant engaged by the Trust Administrator  (each, a "Reporting
Servicer") as described under  Section 9.06,  (ii)(A) the Assessment of Compliance with servicing  criteria for each Reporting Servicer as described under  Section 9.07,  and (B) if any Reporting  Servicer's  Assessment of Compliance  identifies any material  instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any Reporting Servicer's Assessment of Compliance is not
included  as an exhibit to such Form 10-K,  disclosure  that such  report is not  included  and an  explanation  why such report is not included,  (iii)(A) the  Accountant's  Attestation  for each  Reporting  Servicer,  as  described  under  Section 9.08,  and (B) if any
Accountant's Attestation identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such Accountant's  Attestation is not included as an exhibit to such Form 10-K,  disclosure that such report is not included and an explanation why such report is not included,  (iv) a  Sarbanes-Oxley  Certification  as described in Section 9.09 and (v) all of the information  contained on the annual report on Form 10-K for the  Underlying  Trust for such year.  Any  disclosure or  information  in addition to (i) through (v) above that is required to be included on Form 10-K ("Additional  Form 10-K  Disclosure")  shall be reported by the parties set forth on Exhibit H to the Depositor and Trust  Administrator and directed and approved by the Depositor  pursuant to

                                                                -44-

the following  paragraph and the Trust  Administrator  will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit H  hereto, no later than March 15 of each year that the Trust Fund is subject to the Exchange
Act  reporting  requirements,  commencing  in 2007,  (i) the parties set forth on  Exhibit H  shall be required to provide to the Trust
Administrator  and the Depositor,  to the extent known by a responsible  officer thereof,  in  EDGAR-compatible  form, or in such other form as  otherwise  agreed  upon by the  Trust  Administrator  and such  party,  the form and  substance  of any  Additional  Form 10-K
Disclosure,  if applicable,  together with an Additional  Disclosure  Notification and (ii) the Depositor will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-K  Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses  assessed or incurred by the Trust  Administrator  in connection with including any
Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After preparing the Form 10-K, the Trust Administrator shall forward  electronically a draft copy of the Form 10-K to the Depositor for review.  Within three (3) business days of receipt,  but in no event later than March 25, the Depositor  shall notify the Trust  Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 10-K. In the absence of receipt of any written  changes or approval  the Trust  Administrator  shall be entitled to assume that such Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing  Deadline,  the  Depositor  shall sign the Form 10-K and  return  an  electronic  or fax copy of such  signed  Form 10-K  (with an  original  executed  hard copy to follow by overnight  mail) to the Trust  Administrator.  If a Form 10-K  cannot be filed on time or if a  previously  filed Form 10-K needs to be amended,  the Trust  Administrator will follow the procedures set forth in Section 9.05.  Promptly (but no later than one Business Day)
after filing with the Commission,  the Trust  Administrator  will make available on its internet  website a final executed copy of each
Form 10-K prepared and filed by the Trust  Administrator.  The parties to this Agreement  acknowledge that the performance by the Trust
Administrator of its duties under this  Section 9.03 related  to the timely preparation and filing of Form 10-K is contingent upon such parties  strictly  observing all applicable  deadlines in the  performance of their duties under  Article IX.  The Trust  Administrator shall not have any liability for any loss,  expense,  damage,  claim arising out of or with respect to any failure to properly  prepare and/or  timely  file such Form 10-K,  where such  failure  results  from the Trust  Administrator's  inability  or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 9.04.     Form 8-K Reporting.

                  Within four (4) Business Days after the  occurrence of an event  requiring  disclosure on Form 8-K or the filing of a current  report on Form 8-K with respect to the  Underlying  Trust (each such event,  a  "Reportable  Event"),  and if requested by the
Depositor,  the Trust  Administrator  shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided  that the  Depositor  shall  file the  initial  Form 8-K in  connection  with the  issuance  of the  Trust  Certificates.  Any disclosure  or  information  related  to a  Reportable  Event or that is  otherwise  required  to be  included  on Form 8-K  ("Form 8-K
Disclosure  Information")  shall be reported by the parties set forth on Exhibit I to the  Depositor  and the Trust  Administrator  and
directed and approved by the Depositor pursuant to the following  paragraph and the Trust  Administrator will have no duty or liability for any failure  hereunder to  determine or prepare any Form 8-K  Disclosure  Information  or any Form 8-K,  except as set forth in the next paragraph.

                  As set  forth  on  Exhibit I  hereto,  for so long as the  Trust  Fund  is  subject  to the  Exchange  Act  reporting requirements,  no later than the end of business  (New York City time) on the 2nd  Business  Day after the  occurrence  of a Reportable

                                                                -45-

Event (i) the parties to this  transaction  shall be required to provide to the Trust  Administrator  and the Depositor,  to the extent known by a  responsible  officer  thereof,  in  EDGAR-compatible  form,  or in such other form as  otherwise  agreed  upon by the Trust
Administrator  and such party,  the form and  substance  of any  Form 8-K  Disclosure  Information,  if  applicable,  together  with an
Additional Disclosure  Notification and (ii) the Depositor will approve, as to form and substance,  or disapprove,  as the case may be, the  inclusion  of the Form 8-K  Disclosure  Information.  The  Depositor  will be  responsible  for any  reasonable  fees and expenses assessed or incurred by the Trust  Administrator in connection with including any Form 8-K Disclosure  Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K, the Trust  Administrator  shall forward  electronically a draft copy of the Form 8-K to the Depositor for review.  Promptly,  but no later than the close of business on the 3rd business day after the Reportable  Event,  the
Depositor  shall  notify the Trust  Administrator  in writing of any changes to or approval of such Form 8-K. In the absence of receipt of any written  changes or approval,  the Trust  Administrator  shall be entitled to assume that such Form 8-K is in final form and the
Trust  Administrator  may proceed with the filing of the Form 8-K. No later than noon,  New York City time, on the fourth  Business Day following the Reportable  Event, a duly authorized  representative of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed  Form 8-K (with an original  executed hard copy to follow by overnight mail) to the Trust  Administrator.  If a
Form 8-K cannot be filed on time or if a  previously  filed  Form 8-K needs to be  amended,  the Trust  Administrator  will  follow the procedures  set forth in  Section 9.05.  Promptly  (but no later than one  Business  Day) after filing with the  Commission,  the Trust
Administrator  will make  available  on its  internet  website a final  executed  copy of each Form 8-K prepared and filed by the Trust
Administrator.  The parties to this Agreement  acknowledge  that the  performance by the Trust  Administrator  of its duties under this
Section 9.04 related  to the  timely  preparation  and  filing of Form 8-K is  contingent  upon such  parties  strictly  observing  all applicable  deadlines  in the  performance  of their  duties  under  this  Section 9.04.  The  Trust  Administrator  shall not have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K,  where such  failure  results  from the Trust  Administrator's  inability  or failure to obtain or receive,  on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 9.05.     Delisting; Amendment; Late Filing of Reports.

                  On or before January 30 of the first year in which the Trust  Administrator  is able to do so under  applicable  law, the Trust Administrator shall prepare and file a Form 15 Suspension  Notification  relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the Commission all or any required  portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required  disclosure  information was either not delivered to it or delivered to it after the delivery  deadlines  set forth in this  Agreement or for any other reason,  the Trust  Administrator shall promptly notify  electronically  the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement shall cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant to Rule 12b-25 of the Exchange  Act. In the case of
Form 8-K, the Trust  Administrator  will,  upon  receipt of all  required  Form 8-K  Disclosure  Information  and upon the approval and direction of the Depositor,  include such  disclosure  information  on the next Form 10-D. In the event that any previously  filed Form
8-K, 10-D or 10-K needs to be amended in connection with any additional  Form 10-D Disclosure  (other than for the purpose of restating the Monthly Report), the Trust Administrator shall  electronically  notify the Depositor and such parties will cooperate to prepare any necessary  Form 8-K/A,  10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any  amendment  to Form 8-K,  10-D or 10-K shall be signed by an

                                                                -46-

appropriate  officer of the Depositor.  The parties to this Agreement  acknowledge  that the performance by the Trust  Administrator of its duties under this  Section 9.05 related  to the timely  preparation  and filing of Form 15, a Form 12b-25 or any  amendment to Form
8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 9.05.  The Trust  Administrator shall not have any liability for any loss,  expense,  damage or claim  arising out of or with respect to any failure to properly  prepare  and/or timely file any such Form 15, Form 12b-25 or any  amendments  to Forms 8-K,  10-D or 10-K,  where such  failure  results from the Trust
Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 9.06.     Annual Statements of Compliance.

                  The Trust  Administrator  shall  deliver or otherwise  make  available to the  Depositor and the Trustee on or before
March 15 of each year,  commencing in March 2007,  an Officer's  Certificate  (an "Item 1123  Certificate")  stating,  as to the signer thereof,  that (A) a review of such  party's  activities  during the  preceding  calendar  year or portion  thereof and of such party's performance under this Agreement has been made under such officer's supervision and (B) to the best of such officer's knowledge,  based on such review,  such party has fulfilled all its  obligations  under this Agreement in all material  respects  throughout such year or portion thereof,  or, if there has been a failure to fulfill any such obligation in any material respect,  specifying each such failure known to such officer and the nature and status  thereof.  Promptly  after  receipt of each such Item 1123  Certificate,  the Depositor shall review such Item 1123  Certificate  and, if  applicable,  consult with each such party,  as  applicable,  as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder.

                  In the event the Trust  Administrator  is terminated or resigns  pursuant to the terms of this  Agreement,  the Trust
Administrator shall provide an Item 1123 Certificate  pursuant to this  Section 9.06 notwithstanding  any such termination,  assignment or resignation.

                  Section 9.07.     Annual Assessments of Compliance.

                  By March 15 of each year,  commencing in March 2007, the Trust  Administrator,  at its own expense,  shall furnish or otherwise make  available,  and shall cause any Servicing  Function  Participant  engaged by it to furnish or otherwise make available, each at its own expense, to the Trust  Administrator,  the Trustee and the Depositor,  a report on an assessment of compliance with the
Relevant  Servicing  Criteria (an "Assessment of Compliance")  that contains (A) a  statement by such party of its  responsibility  for assessing  compliance with the Relevant  Servicing  Criteria for each party as set forth on Exhibit K,  (B) a statement that such party used the Relevant  Servicing  Criteria to assess  compliance  with the Relevant  Servicing  Criteria,  (C) such  party's  assessment of compliance  with the Relevant  Servicing  Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to  Section 9.03,  including,  if there has been any  material  instance of  noncompliance  with the  Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status  thereof,  and (D) a statement that a registered  public  accounting firm has issued an Accountant's  Attestation on such party's  Assessment of Compliance with the Relevant  Servicing  Criteria as of and for such period.

                  Promptly  after  receipt of each  Assessment  of  Compliance,  the  Depositor  shall  review each such report and, if applicable,  consult with the Trust  Administrator and any Servicing Function  Participant as to the nature of any material instance of noncompliance  with the  Relevant  Servicing  Criteria by each such party.  None of such  parties  will be required to deliver any such assessments  until April 15 in any given year so long as it has received  written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.

                  In the event the Trust  Administrator or any Servicing  Function  Participant  engaged by the Trust  Administrator is terminated,  assigns its rights and obligations  under, or resigns  pursuant to, the terms of this Agreement,  or any other  applicable agreement,  as the case may be, such party shall provide a report on assessment of compliance  pursuant to this  Section 9.07,  or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

                  Section 9.08.     Accountant's Attestation.

                  By March 15 of each year,  commencing in 2007, the Trust  Administrator,  at its own expense,  shall cause, and shall cause any Servicing  Function  Participant  engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Trust Administrator or such other Servicing Function  Participants,  as the case may be) and that is a member of the American  Institute of Certified  Public  Accountants to furnish a report (the  "Accountant's  Attestation")  to the
Trust  Administrator  and the Depositor,  to the effect that (i) it has obtained a  representation  regarding  certain matters from the management of such party,  which includes an assertion that such party has complied with the Relevant Servicing  Criteria,  and (ii) on the basis of an examination  conducted by such firm in accordance with standards for attestation  engagements  issued or adopted by the
PCAOB,  it is expressing an opinion as to whether such party's  compliance  with the Relevant  Servicing  Criteria was fairly stated in all material  respects,  or it cannot  express an overall  opinion  regarding such party's  assessment of compliance  with the Relevant
Servicing  Criteria.  In the event that an overall opinion cannot be expressed,  such registered  public accounting firm shall state in such report why it was unable to express  such an opinion.  Such report must be  available  for general use and not contain  restricted use language.

                  Promptly after receipt of such  Accountant's  Attestations  from the Trust  Administrator  or any Servicing  Function
Participant,  (i) the Depositor shall review the report and, if applicable,  consult with such parties as to the nature of any defaults by such parties,  in the fulfillment of any of each such party's  obligations  hereunder or under any other applicable  agreement,  and
(ii) the Trust Administrator  shall confirm that each Assessment of Compliance is coupled with an Accountant's  Attestation meeting the requirements of this  Section and  notify the Depositor of any  exceptions.  None of such parties shall be required to deliver any such assessments  until April 15 in any given year so long as it has received  written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.

                  In the event the Trust  Administrator or any Servicing  Function  Participant  engaged by the Trust  Administrator is terminated,  assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable  sub-servicing agreement,  as the case may be,  such party  shall,  at its sole  expense,  cause a  registered  public  accounting  firm to provide an attestation  pursuant to this Section 9.08,  or such other applicable  agreement,  notwithstanding any such termination,  assignment or resignation.

                  Section 9.09.     Sarbanes-Oxley Certification.

                  Each Form 10-K shall include a certification (the "Sarbanes-Oxley  Certification")  required to be included therewith pursuant to the Sarbanes-Oxley  Act. The Trust  Administrator  shall provide to the Person who signs the  Sarbanes-Oxley  Certification
(the "Certifying  Person"),  by March 15 of each year in which the Trust Fund is subject to the reporting  requirements of the Exchange
Act and otherwise  within a reasonable  period of time upon request,  a certification  (each, a "Back-Up  Certification"),  in the form attached hereto as Exhibit J,  upon which the Certifying  Person,  the entity for which the Certifying  Person acts as an officer,  and such entity's officers,  directors and Affiliates  (collectively with the Certifying  Person,  "Certification  Parties") can reasonably

                                                                -48-

rely.  The  Depositor  shall  serve as the  Certifying  Person on behalf of the Trust  Fund.  In the event the Trust  Administrator  is terminated or resigns pursuant to the terms of this Agreement,  the Trust  Administrator  shall provide a Back-Up  Certification to the
Certifying Person pursuant to this Section 9.07 with respect to the period of time it was subject to this Agreement.

                                                                ARTICLE X

                                                       MISCELLANEOUS PROVISIONS

                  Section 10.01.    Amendment.

(a)               This Agreement may be amended from time to time by the Trust  Administrator,  the Depositor and the Trustee,  without the consent of any of the Certificateholders:

(i)               to cure any ambiguity,

(ii)              to correct or supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other  provisions herein or therein or to correct any error,

(iii)             to modify,  eliminate or add to any of its  provisions  to such extent as shall be necessary or desirable to maintain the  qualification  of the Trust  Fund as a real  estate  mortgage  investment  conduit  at all times  that any  Trust  Certificate  is outstanding  or to avoid or  minimize  the risk of the  imposition  of any tax on the Trust Fund  pursuant  to the Code that would be a claim against the Trust Fund,  provided that the Trustee and the Trust  Administrator have received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain  such  qualification  or to avoid or minimize the risk of the  imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)              to change the timing  and/or  nature of deposits into the Trust  Certificate  Account,  provided that (A) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any material respect the interests of any  Certificateholder and
(B) such change  shall not  adversely  affect the  then-current  rating of the Trust  Certificates,  as evidenced by a letter from each
Rating Agency then rating the Trust Certificates to such effect,

(v)               to modify,  eliminate or add to the provisions of Section 4.02(e) or any other provision hereof restricting  transfer of the Class AR  Certificate  by virtue of their being the  "residual  interest" in the REMIC,  provided that (A) such change shall not adversely  affect the then current ratings of the Trust  Certificates,  as evidenced by a letter from the Rating Agency to such effect, and (B) such change  shall not, as evidenced  by an Opinion of Counsel,  cause  either the Trust Fund or any of the  Certificateholders
(other  than the  transferor)  to be subject to a tax caused by a transfer  to a  Non-United  States  Person or a Person  that is not a
Permitted Transferee, or

(vi)              to make any other  provisions  with respect to matters or questions  arising under this Agreement  which shall not be materially  inconsistent  with the  provisions  of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of
Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)               This Agreement may also be amended from time to time by the Trust  Administrator,  the Depositor and the Trustee with the consent of the Holders of Trust  Certificates  evidencing in the aggregate  not less than 66% of the  Percentage  Interests of each
Class of Trust  Certificates  affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any

                                                                -49-

of the  provisions  of this  Agreement  or of modifying  in any manner the rights of the Holders of Trust  Certificates  of such Class;
provided, however, that no such amendment shall:

(i)               reduce in any manner the amount of, or delay the timing of,  payments  which are  required to be  distributed  on any
Trust Certificate without the consent of the Holder of such Trust Certificate, or

(ii)              reduce the aforesaid  percentage of Trust  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Trust Certificates of such Class then outstanding.

(c)               Notwithstanding  any contrary  provision of this  Agreement,  the Trustee  shall not consent to any amendment to this
Agreement  unless it shall have first  received an Opinion of Counsel to the effect that such  amendment  or the  exercise of any power granted to the  Depositor or the Trustee in  accordance  with such  amendment  will not result in the  imposition of a tax on the Trust
Fund or cause the Trust Fund to fail to qualify as a real estate  mortgage  investment  conduit at any time that any Trust  Certificate is  outstanding.  In  addition,  prior  to the  execution  of any  amendment  to this  Agreement,  each of the  Trustee  and the  Trust
Administrator  shall receive and be entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the Person seeking such amendment)  stating that the execution of such  amendment is  authorized  and  permitted by this  Agreement.  The Trustee and the Trust
Administrator  may,  but  shall  not be  obligated  to,  enter  into any such  amendment  which  affects  the  Trustee's  or the  Trust
Administrator's own rights, duties or immunities under this Agreement.

(d)               Promptly after the execution of any such amendment,  the Trust  Administrator  shall furnish written  notification of the  substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this Section 10.01 to  approve the particular form of any proposed amendment,  but it shall be sufficient if such consent shall approve the  substance  thereof.  The manner of obtaining  such  consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  Section 10.02.    Counterparts.

                  For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 10.03.    Limitation on Rights of Certificateholders.

(a)               The death or incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities of the parties hereto or any of them.

(b)               No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided  for  herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the Trust Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                                                                -50-

(c)               No Certificateholder  shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously  shall have given to the  Trustee a notice of a default  by the  Depositor  or the  Trustee  in the  performance  of any  obligation  hereunder,  and of the continuance  thereof,  as  hereinbefore  provided,  and unless also the Holders of Trust  Certificates  entitled to at least 33% of the
Voting  Rights  shall have made  written  request upon the Trustee to institute  such  action,  suit or  proceeding  in its own name as
Trustee  hereunder and shall have offered to the Trustee such reasonable  indemnity as it may require  against the costs,  expenses and liabilities  to be incurred  therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding.  For the protection and  enforcement of the  provisions  of this  Section 10.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 10.04.    Governing Law.

                  This  Agreement and the Trust  Certificates  shall be construed in accordance  with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
Section 10.05.    Notices.

                  All  demands  and notices  hereunder  shall be in writing  and shall be deemed to have been duly given if  personally delivered at or mailed by registered  mail,  postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  11 Madison Avenue,  4th Floor, New York, NY 10010,  Attention:  Peter
Sack,  or such other  address as may  hereafter be furnished to the Trustee and the Trust  Administrator  in writing by the  Depositor,
(b) in the case of the Trust  Administrator,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished to the
Trustee and the Depositor in writing by the Trust  Administrator,  (c) in the case of the Trustee the Corporate  Trust Office,  or such other address as may hereafter be furnished to the Depositor  and the Trust  Administrator  in writing by the Trustee,  (d) in the case of Fitch,  One State Street Plaza,  New York,  New York 10004,  and (e) in the case of S®P, 55 Water Street,  New York, New York 10041.
Any notice  required or permitted to be mailed to a  Certificateholder  shall be given by first-class  mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 10.06.    Notices to the Rating Agencies.

                  The  Depositor  or the  Trustee,  as  applicable,  shall  notify each Rating  Agency at such time as it is  otherwise required  pursuant to this Agreement to give notice of the  occurrence of any of the events  described in clauses (a), (b), (d), (e) or
(f) below or provide a copy to the Rating Agency at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clause (c) below:

(a)               a material change or amendment to this Agreement,

(b)               the termination or appointment of a successor Trustee or Trust Administrator,

(c)               the statement required to be delivered to the Holders of each Class of Trust Certificates pursuant to Section 3.06,

                                                                -51-

(d)               a change in the location of the Trust Certificate Account,

(e)               the occurrence of the final Distribution Date, and

(f)               the repurchase of the Underlying Certificates.

                  Section 10.07.    Severability of Provisions.

                  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

                  Section 10.08.    Successors and Assigns.

                  The  provisions of this  Agreement  shall be binding upon and inure to the benefit of the  respective  successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

                  Section 10.09.    Article and Section Headings.

                  The article and section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

                  Section 10.10.    Action under and Conflicts with Underlying Pooling Agreement.

                  Subject to the terms  hereof,  in the event that there  shall be any matters  arising  under the  Underlying  Pooling
Agreement which require the vote or direction of the holders of the Underlying  Certificates,  the Trustee, as holder of the Underlying
Certificates,  shall vote the Underlying  Certificates in accordance with instructions  received from Holders  representing  66-2/3% of the Percentage  Interests of the Trust  Certificates,  other than the Class AR Certificates,  affected  thereby.  In the absence of any such  instructions,  the  Trustee  shall  abstain  from such  vote;  provided,  however,  that,  notwithstanding  the  absence  of such instructions,  in the event a required  distribution pursuant to the Underlying Pooling Agreement shall not have been made, the Trustee shall,  subject to the  provisions of Article VI hereof,  pursue such  remedies as may be available to it as holder of such  Underlying
Certificates in accordance with the terms of the Underlying Pooling Agreement.

                                                                -52-

                  IN WITNESS  WHEREOF,  the  Depositor,  the Trust  Administrator  and the Trustee have caused their names to be signed hereto by their respective  officers thereunto duly authorized and their respective seals, if required,  duly attested,  to be hereunto affixed, all as of the day and year first above written.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                     as the Depositor

                                                     By:    ______________________________________________
                                                            Name:
                                                            Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator

                                                     By:    ______________________________________________
                                                            Name:
                                                            Title:

                                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee

                                                     By:    ______________________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT A

                                                      FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE ® CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE ® CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE ® CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

                                                                A-1

Certificate No.                             :        1

Cut-off Date                                :        May 1, 2006

First Distribution Date                     :        June 26, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                            :

Initial Certificate Balances
of all Certificates
of this Class                               :

CUSIP                                       :

Pass-Through Rate                           :        Variable

Maturity Date                               :        May 2036

                                                                A-2

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                Adjustable Rate Mortgage Trust 2006-2A
                                              Mortgage Trust Certificates, Series 2006-2A
                                                             Class 2-A-__

         evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund consisting primarily of the Underlying Certificates (as defined in the Trust Agreement).

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation of, or an interest  in, and is not  guaranteed  by the  Depositor,  the Trust  Administrator  or the  Trustee  referred  to below or any of their respective  affiliates.  Neither this Certificate nor the Underlying  Certificates are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE ® CO., is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this
Certificate  belongs)  in  certain  monthly  distributions  with  respect  to a  Trust  Fund  consisting  primarily  of the  Underlying
Certificates  deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor").  The Trust Fund was created pursuant to a Trust  Agreement  dated as of May 31,  2006 (the  "Agreement")  among Credit Suisse First Boston  Mortgage  Securities  Corp.,  as
depositor,  Wells Fargo Bank, N.A., as trust administrator,  and U.S. Bank National Association,  as trustee. To the extent not defined herein,  the  capitalized  terms used herein have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

                                                                A-3

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ______________________________________________
Countersigned:

By _____________________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                                A-4

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                Adjustable Rate Mortgage Trust 2006-2A,
                                              Mortgage Trust Certificates, Series 2006-2A
                                                               Class __

         This  Certificate is one of a duly authorized  issue of Certificates of Credit Suisse First Boston Mortgage  Securities  Corp.
of the Series specified on the face hereof (herein  collectively called the  "Certificates"),  and representing a beneficial  ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the
Certificate   Account  for  payment   hereunder  and  that  neither  the  Trustee  nor  the  Trust   Administrator  is  liable  to  the
Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

         This  Certificate  does not purport to summarize the  Agreement  and  reference is made to the  Agreement  for the  interests, rights and limitations of rights,  benefits,  obligations and duties evidenced  thereby,  and the rights,  duties and immunities of the
Trustee and the Trust Administrator.

         Pursuant to the terms of the  Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified on the face hereof,  to the Person in whose name this  Certificate  is registered at the close of business on the  applicable
Record Date in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount required to be distributed  to Holders of  Certificates  of the Class to which this  Certificate  belongs on such  Distribution  Date  pursuant to the
Agreement.  The Record Date  applicable  to each  Distribution  Date is the close of business on the last  Business Day of the calendar month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate  shall be made by wire transfer of immediately  available funds to the account of the Holder hereof at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  shall have so notified the Trust
Administrator  in writing at least five Business  Days prior to the related  Record Date and such  Certificateholder  shall satisfy the conditions to receive such form of payment set forth in the  Agreement,  or, if not, by check mailed by first class mail to the address of such  Certificateholder  appearing in the Certificate  Register.  The final  distribution on each  Certificate  will be made in like manner,  but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the Certificate  Register of the Trust  Administrator upon surrender of this Certificate for registration of transfer at the Corporate  Trust Office of the Trust  Administrator,  accompanied by a written  instrument of transfer in form  satisfactory to the
Trust  Administrator  and the  Certificate  Registrar duly executed by the holder hereof or such holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of the same Class in authorized  denominations  and evidencing the same aggregate
Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in denominations  specified in the Agreement.
As provided in the Agreement and subject to certain limitations  therein set forth,  Certificates are exchangeable for new Certificates

                                                                A-5

of the same Class in authorized  denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trust  Administrator  may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Trustee  and the  Trust  Administrator  and  any  agent  of the  Depositor,  the  Trustee  or the  Trust
Administrator  may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the
Depositor, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                                                                A-6

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage  Interest  evidenced by the within  Certificate  and hereby  authorizes the transfer of  registration of such Percentage
Interest to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct the Trust  Administrator  to issue a new  Certificate  of a like  denomination  and Class,  to the above  named assignee and deliver such Certificate to the following address:

______________________________________________________________________________
Dated:

                                            ________________________________________________
                                            Signature by or on behalf of assignor

                                                       DISTRIBUTION INSTRUCTIONS

                                The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to___
________________________________________________________________________________________________,
for the account of______________________________________________________________________________,
account number ___________, or, if mailed by check, to___________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
Applicable statements should be mailed to________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                                                A-7

                                                              EXHIBIT B

                                                     FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF "RESIDUAL  INTERESTS"  ISSUED BY "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUITS," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

NEITHER  THIS  CERTIFICATE  NOR  ANY  INTEREST  HEREIN  MAY BE  TRANSFERRED  UNLESS  THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST
ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR ARRANGEMENT,  OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS
OF SUCH A PLAN OR ARRANGEMENT.  NOTWITHSTANDING  ANYTHING ELSE TO THE CONTRARY  HEREIN,  ANY PURPORTED  TRANSFER OF THIS CERTIFICATE TO
OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

                                                                B-1

Certificate No.                             :        1

Cut-off Date                                :        May 1, 2006

First Distribution Date                     :        June 26, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                            :

Initial Certificate Balances
of all Certificates
of this Class                               :

CUSIP                                       :

Pass-Through Rate                           :        Variable

Maturity Date                               :        May 2036

                                                               B-2

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                Adjustable Rate Mortgage Trust 2006-2A,
                                              Mortgage Trust Certificates, Series 2006-2A
                                                               Class AR

         evidencing a percentage interest in the distributions  allocable to the Class AR Certificates with respect to a Trust
         Fund  consisting  primarily of a pool of  adjustable  rate  conventional  Underlying  Certificates  (the  "Underlying
         Certificates") secured by first liens on one- to four-family residential properties.

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation of, or an interest  in, and is not  guaranteed  by the  Depositor,  the  Trustee  or the Trust  Administrator  referred  to below or any of their respective  affiliates.  Neither this Certificate nor the Underlying  Certificates are guaranteed or insured by any governmental agency or instrumentality.

         This certifies  that  _________________  is the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained by dividing the  denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily of the Underlying
Certificates  deposited  by Credit  Suisse  First  Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created pursuant to a Trust Agreement dated as of May 31,  2006 (the "Agreement")  among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  Wells Fargo Bank,  N.A., as trust  administrator,  and U.S. Bank  National  Association,  as trustee.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any  distribution of the proceeds of any remaining  assets of the Trust Fund will be made only upon  presentment and surrender of this Class AR Certificate at the Corporate Trust Office of the Trust Administrator.

         Pursuant to the Agreement,  no transfer of this Residual  Certificate shall be made unless the Trust  Administrator shall have received a representation letter from the transferee of such Certificate,  acceptable to and in form and substance  satisfactory to the
Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to  Section 406 of
ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which  representation  letter shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust  Fund.  In the event the  representations  referred  to in the preceding  sentence  are not  furnished,  such  representation  shall be deemed to have  been  made to the Trust  Administrator  by the transferee's  acceptance of this Residual  Certificate  or by any  beneficial  owner who purchases an interest in this  Certificate  in book-entry  form. In the event that a  representation  is violated,  or any attempt to transfer this Residual  Certificate to a plan or arrangement or person using a plan's or arrangement's  assets is attempted,  the attempted  transfer or acquisition of this Certificate shall be void and of no effect.

         Each Holder of this Class AR  Certificate  will be deemed to have  agreed to be bound by the  restrictions  of the  Agreement, including  but not limited to the  restrictions  that (i) each person  holding or  acquiring  any  Ownership  Interest in this Class AR
Certificate  must be a Permitted  Transferee,  (ii) no  Ownership  Interest in this Class AR  Certificate  may be  transferred  without

                                                                B-3

delivery to the Trust  Administrator of a transfer  affidavit of the initial owner or the proposed  transferee in the form described in the  Agreement,  (iii) each person  holding or acquiring any Ownership  Interest in this Class AR  Certificate  must agree to require a transferee  affidavit  from any other  person to whom such  person  attempts  to  transfer  its  Ownership  Interest  in this  Class AR
Certificate  as required  pursuant to the  Agreement,  (iv) each  person  holding or acquiring  an Ownership  Interest in this Class AR
Certificate  must agree not to  transfer  an  Ownership  Interest  in this Class AR  Certificate  if it has actual  knowledge  that the proposed  transferee is not a Permitted  Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class
AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

                                                                B-4

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By_____________________________________
Countersigned:

By _____________________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                                B-5

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                Adjustable Rate Mortgage Trust 2006-2A,
                                              Mortgage Trust Certificates, Series 2006-2A
                                                               Class AR

         This  Certificate is one of a duly authorized  issue of Certificates of Credit Suisse First Boston Mortgage  Securities  Corp.
of the Series specified on the face hereof (herein  collectively called the  "Certificates"),  and representing a beneficial  ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the
Certificate   Account  for  payment   hereunder  and  that  neither  the  Trustee  nor  the  Trust   Administrator  is  liable  to  the
Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

         This  Certificate  does not purport to summarize the  Agreement  and  reference is made to the  Agreement  for the  interests, rights and limitations of rights,  benefits,  obligations and duties evidenced  thereby,  and the rights,  duties and immunities of the
Trustee and the Trust Administrator.

         Pursuant to the terms of the  Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified on the face hereof,  to the Person in whose name this  Certificate  is registered at the close of business on the  applicable
Record Date in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount required to be distributed  to Holders of  Certificates  of the Class to which this  Certificate  belongs on such  Distribution  Date  pursuant to the
Agreement.  The Record Date  applicable  to each  Distribution  Date is the close of business on the last  Business Day of the calendar month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate  shall be made by wire transfer of immediately  available funds to the account of the Holder hereof at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  shall have so notified the Trust
Administrator  in writing at least five Business  Days prior to the related  Record Date and such  Certificateholder  shall satisfy the conditions to receive such form of payment set forth in the  Agreement,  or, if not, by check mailed by first class mail to the address of such  Certificateholder  appearing in the Certificate  Register.  The final  distribution on each  Certificate  will be made in like manner,  but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the Certificate  Register of the Trust  Administrator upon surrender of this Certificate for registration of transfer at the Corporate  Trust Office of the Trust  Administrator,  accompanied by a written  instrument of transfer in form  satisfactory to the
Trust  Administrator  and the  Certificate  Registrar duly executed by the holder hereof or such holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of the same Class in authorized  denominations  and evidencing the same aggregate
Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in denominations  specified in the Agreement.
As provided in the Agreement and subject to certain limitations  therein set forth,  Certificates are exchangeable for new Certificates

                                                                B-6

of the same Class in authorized  denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trust  Administrator  may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Trustee  and the  Trust  Administrator  and  any  agent  of the  Depositor,  the  Trustee  or the  Trust
Administrator  may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the
Depositor, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                                                                B-7

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage  Interest  evidenced by the within  Certificate  and hereby  authorizes the transfer of  registration of such Percentage
Interest to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct the Trust  Administrator  to issue a new  Certificate  of a like  denomination  and Class,  to the above  named assignee and deliver such Certificate to the following address:

______________________________________________________________________________
Dated:

                                            ________________________________________________
                                            Signature by or on behalf of assignor

                                                       DISTRIBUTION INSTRUCTIONS

                                The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to___
________________________________________________________________________________________________,
for the account of______________________________________________________________________________,
account number ___________, or, if mailed by check, to___________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
Applicable statements should be mailed to________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                                                B-8

                                                              EXHIBIT C-1

                                                  TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF                            )
                                    )ss.
COUNTY OF                           )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage  Trust  Certificates,  Series
____-___,  Class AR (the "Owner")),  a [savings institution]  [corporation] duly organized and existing under the laws of [the State of
______________________] [the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large  partnership  as of [date of transfer]  within the meaning of Sections  860E(e)(5)  and 775,  respectively,  of the Internal  Revenue Code of 1986,  as amended (the
"Code") or an electing  large  partnership  under  Section 775(a)  of the Code,  (ii) will endeavor to remain other than a disqualified organization  for so long as it retains its  Ownership  Interest in the  Class AR  Certificates,  and (iii) is  acquiring  the Class AR
Certificates  for its own  account or for the  account of another  Owner from which it has  received  an  affidavit  and  agreement  in substantially the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization" means an electing large partnership  under  Section 775  of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the  Owner  is aware  (i) of the tax that  would be  imposed  on  transfers  of  Class AR  Certificates  to  disqualified organizations or electing large  partnerships,  under the Code, that applies to all transfers of Class AR  Certificates after March 31,
1988;  (ii) that such tax would be on the  transferor  (or,  with  respect to transfers to electing  large  partnerships,  on each such partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or  middleman)  for a  disqualified organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false; and (iv) that the Class AR  Certificates  may be "noneconomic  residual  interests"  within the meaning of Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.       That the  Owner is  aware  of the tax  imposed  on a  "pass-through  entity"  holding  Class AR  Certificates  if  either  the pass-through  entity is an electing large  partnership  under  Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such  entity.  (For this  purpose,  a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

                                                                C-1-1

5.       The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a  partnership  for  U.S. federal  income tax purposes and created or organized in or under the laws of the United
States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable Treasury  regulations),  (iii) an estate that is described in  Section 7701(a)(30)(D)  of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.       The Owner  hereby  agrees  that it will not cause  income  from the  Class AR  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another  United States taxpayer.

7.       That the Owner is aware that the Trust  Administrator will not register the transfer of any Class AR  Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in substantially the same form as this  affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.       That the Owner has  reviewed  the  restrictions  set forth on the face of the  Class AR  Certificates  and the  provisions  of
Section 4.02(e)  of the Trust Agreement under which the Class AR  Certificates  were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class AR  Certificates  will only be owned,  directly or  indirectly,  by an
Owner that is not a disqualified organization.

10.      The Owner's Taxpayer Identification Number is_________________________.

11.      This affidavit and agreement  relates only to the Class AR  Certificates  held by the Owner and not to any other holder of the
Class AR Certificates.  The Owner understands that the liabilities described herein relate only to the Class AR Certificates.

12.      That no purpose of the Owner  relating  to the  transfer  of any of the  Class AR  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  Section 1.860E-1(c)  and  recent  amendments  thereto,  effective  as of July 19,  2002,  and  (ii) the  preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex 1.

13.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class AR  Certificate that the Owner intends to pay taxes  associated with holding such Class AR  Certificate as they become due,  fully  understanding  that it may incur tax  liabilities  in excess of any cash flows  generated  by the  Class AR
Certificate.

14.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class AR Certificates remain outstanding.

                                                                C-1-2

15.      The Owner is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (a "Plan"),  or an investment manager, named fiduciary or a trustee of any Plan, or any other Person acting,  directly or indirectly,  on behalf of or purchasing any
Certificate with "plan assets" of any Plan.

                                                                C-1-3

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached,  attested  by its  [Assistant]
Secretary, this _____ day of ______________________, 200__.

                                                     [NAME OF OWNER]

                                                     By:______________________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
                  [Corporate Seal]

                  ATTEST:

____________________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of______________________________, 200___.

                                                           __________________________________________
                                                            NOTARY PUBLIC

                                                     COUNTY OF____________________________________________
                                                     STATE OF_____________________________________________
                                                     My Commission expires the ____ day of _____, 20__.

                                                                C-1-4

                                                                        ANNEX 1 TO EXHIBIT C-1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,

                                                                C-1-5

Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation

                                                                C-1-6

requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the ``formula test,'' an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or

                                                                C-1-7

collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that ``present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually''
and that ``[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party.'' The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding

                                                                C-1-8

period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

                                                                C-1-9

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                                C-1-10

                                                              EXHIBIT C-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: CSFB ARMT 2006-2A

                  Re:      Adjustable Rate Mortgage Trust 2006-2A
                           Mortgage Trust Certificates, Series 2006-2A

Ladies and Gentlemen:

                  In connection with our disposition of the above  Certificates we certify that (a) we understand that the Certificates have not been registered  under the Securities Act of 1933, as amended (the "Act"),  and are being disposed by us in a transaction that is exempt from the  registration  requirements of the Act, (b) we have not offered or sold any  Certificates to, or solicited offers to buy any Certificates  from, any person,  or otherwise  approached or negotiated with any person with respect thereto,  in a manner that would be deemed,  or taken any other  action  which would  result in, a violation  of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                                     Very truly yours,

                                                     ____________________________________________
                                                     Print Name of Transferor

                                                     By:_________________________________________
                                                              Authorized Officer

                                                                C-2-1

                                                               EXHIBIT D

                                                     UNDERLYING POOLING AGREEMENT

                                (previously filed as Exhibit 10.1 to the Form 8-K of Adjustable Rate Mortgage
                                Trust 2006-2, filed on May 12, 2006.  Accession Number: 0001068238-06-000466)

                                                                D-1

                                                               EXHIBIT E

                                            FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)      With respect to each Class of Certificates and, unless otherwise stated, the related Distribution Date,

         (a)      the Initial Class Principal Balance of such Class as of the Cut-off Date;

         (b)      the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such Class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

         (i)      the Pass-Through Rate for such Class;

         (j)      any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)     with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates and the related
         Distribution Date,

         (a)      the CUSIP number assigned to such Class;

         (b)      the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

                                                                E-1

                                                               EXHIBIT F

                                                    ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
Item 1: Distribution and Pool Performance Information
---------------------------------------------------------- --------------------------------------------------------
Information included in the monthly statement pursuant                       Trust Administrator
to Section 3.06

---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the monthly statement pursuant to Section 3.06
---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings

Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
• Issuing Entity (Trust Fund)                                    Trustee, Trust Administrator and Depositor
---------------------------------------------------------- --------------------------------------------------------
• Sponsor (Seller)                                                                Depositor
---------------------------------------------------------- --------------------------------------------------------
• Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
• 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
• Any 1108(a)(2) Servicer (other than the Trust                                   Depositor
Administrator)
---------------------------------------------------------- --------------------------------------------------------
• Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds                               Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.
---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                             Trust Administrator

Information from Item 3 of Part II of Form 10-Q:                                   Trustee

Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                       Trust Administrator
                         Holders
                                                                                   Trustee
Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------

                                                                F-1

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible

---------------------------------------------------------- --------------------------------------------------------

       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) – Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) – Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
• Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) – Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
• Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
• Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported
---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                             Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------

                                                                F-2

                                                               EXHIBIT G

                                                  ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services- Adjustable Rate Mortgage Trust 2006-2A,
       Mortgage Trust Certificates, Series 2006-2A–SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In  accordance  with  Article IX of the Trust  Agreement,  dated as of May 1, 2006,  by and among Credit  Suisse First Boston  Mortgage
Securities  Corp., as depositor (the  "Depositor"),  Wells Fargo Bank, N.A. ("Wells Fargo"),  a national  banking  association,  in its capacity as trust administrator (the "Trust  Administrator"),  and U.S. Bank National Association,  a national banking association,  as trustee  (the  "Trustee"),  the  undersigned,  as [ ],  hereby  notifies  you that  certain  events  have  come to our  attention  that
[will] [may] need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone number:
[                            ]; email address: [                       ].

                                                              [NAME OF PARTY],
                                                              as [role]

         By:______________________________________________
                  Name:
                  Title:

                                                                G-1

                                                               EXHIBIT H

                                                    ADDITIONAL FORM 10-K DISCLOSURE

                     Item on Form 10-K                                          Party Responsible
            Item 1B: Unresolved Staff Comments                                      Depositor
-----------------------------------------------------------   -----------------------------------------------------------

                Item 9B: Other Information                    Any party responsible for disclosure items on Form 8-K
     Item 15: Exhibits, Financial Statement Schedules                          Trust Administrator
                                                                                    Depositor
                     Additional Item:

            Disclosure per Item 1117 of Reg AB                    (i) All parties to the Trust Agreement (as to
                                                               themselves), (ii) the Trust Administrator as to the
                                                              issuing entity, (iii) the Depositor as to the sponsor,
                                                                   any 1106(b) originator, any 1100(d)(1) party
                     Additional Item:

            Disclosure per Item 1119 of Reg AB                    (i) All parties to the Trust Agreement (as to
                                                                themselves), (ii) the Depositor as to he sponsor,
                                                             originator, significant obligor, enhancement or support
                                                                                     provider
                     Additional Item:

           Disclosure per Item 1112(b) of Reg AB                                    Depositor
                     Additional Item:

        Disclosure per Items 1114(b) and 1115(b) of                                 Depositor

                          Reg AB

                                                                H-1

                                                               EXHIBIT I

                                                    FORM 8-K DISCLOSURE INFORMATION

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Party Responsible
---------------------------------------------------------- --------------------------------------------------------
  Item 1.01- Entry into a Material Definitive Agreement                All parties (as to themselves)

Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement              All parties (as to themselves)

Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
          Item 1.03- Bankruptcy or Receivership                                   Depositor

Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:
---------------------------------------------------------- --------------------------------------------------------
• Sponsor (Seller)                                                                Depositor
---------------------------------------------------------- --------------------------------------------------------
• Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
•  Other  Servicer  servicing  20% or  more  of the  pool                         Depositor
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
• Other material servicers                                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
• Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
• Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
• Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an
              Off-Balance Sheet Arrangement                                  Trust Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
---------------------------------------------------------- --------------------------------------------------------

                                                                I-1

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Party Responsible
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                      Trust Administrator
                         Holders
                                                                                  Depositor
Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Pooling and Servicing Agreement.
---------------------------------------------------------- --------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year

Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor
---------------------------------------------------------- --------------------------------------------------------
  Item 6.02- Change of Servicer or Trust Administrator                 Trust Administrator/Depositor/

Requires   disclosure   of  any   removal,   replacement,                          Trustee
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
Reg AB  disclosure  about  any  new  servicer  or  master               Trust Administrator/Depositor
servicer is also required.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External                               N/A
                         Support

Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
---------------------------------------------------------- --------------------------------------------------------
   Item 6.04- Failure to Make a Required Distribution                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                             All parties (as to themselves)
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
---------------------------------------------------------- --------------------------------------------------------
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
---------------------------------------------------------- --------------------------------------------------------

                                                                I-2

                                                               EXHIBIT J

                                                     FORM OF BACK-UP CERTIFICATION

         Re: The Trust  Agreement,  dated as of May 1, 2006 (the "Trust  Agreement"),  by and among Credit Suisse First Boston
               Mortgage Securities Corp., as depositor  (the "Depositor"),  Wells Fargo Bank, N.A. ("Wells Fargo"), a national banking  association,  in its  capacity as trust  administrator  (the  "Trust  Administrator"),  and U.S.  Bank
               National Association, a national banking association, as trustee (the "Trustee").

         The Trust  Administrator  hereby  certifies  to the  Depositor,  and its  officers,  directors  and  affiliates,  and with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual  Report"),  and all reports on
Form 10-D  required  to be filed in  respect  of period  covered  by the  Annual  Report  (collectively  with the  Annual  Report,  the
"Reports"), of the Trust;

         (2)      To my knowledge,  (a) the Reports,  taken as a whole, do not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by the Annual Report,  and (b) the Trust  Administrator's  assessment of compliance and related  attestation  report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

         (3)      To my knowledge,  the distribution  information  required to be provided by the Trust  Administrator  under the Trust
Agreement for inclusion in the Reports is included in the Reports;

         (4)      I am responsible for reviewing the activities  performed by the Trust  Administrator  under the Trust Agreement,  and based on my knowledge and the compliance  review conducted in preparing the compliance  statement of the Trust  Administrator  required by the Trust Agreement,  and except as disclosed in the Reports,  the Trust Administrator has fulfilled its obligations under the Trust
Agreement in all material respects; and

         (5)      The  report  on  assessment  of  compliance  with  servicing  criteria  applicable  to the  Trust  Administrator  for asset-backed  securities of the Trust Administrator and each Subcontractor  utilized by the Trust Administrator and related attestation report on  assessment  of  compliance  with  servicing  criteria  applicable  to it required  to be  included  in the Annual  Report in accordance  with Item 1122 of  Regulation  AB and Exchange  Act Rules  13a-18 and 15d-18 has been  included as an exhibit to the Annual
Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

         In giving the  certifications  above,  the Trust  Administrator  has reasonably  relied on  information  provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

By:_______________________________________
Name:
Title:
Date:

                                                                J-1

                                                               EXHIBIT K

                                                      RELEVANT SERVICING CRITERIA

         The assessment of compliance to be delivered by the Trust Administrator  shall address, at a minimum,  the criteria identified as below as "Applicable Servicing Criteria" with respect to such party:

Where there are multiple  checks for criteria the attesting party will identify in their  management  assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

------------------ ----------------------------------------- ------------------
  Regulation AB               Servicing Criteria                   Trust
    Reference                                                  Administrator
------------------ ----------------------------------------- ------------------
                   General Servicing Considerations
------------------ ----------------------------------------- ------------------
1122(d)(1)(i)      Policies and procedures are instituted            X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
1122(d)(1)(ii)     If any material servicing activities
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
------------------ ----------------------------------------- ------------------
1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.
------------------ ----------------------------------------- ------------------
1122(d)(1)(iv)     A fidelity bond and errors and
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in accordance
                   with the terms of the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
                   Cash Collection and Administration
------------------ ----------------------------------------- ------------------
1122(d)(2)(i)      Payments on pool assets are deposited             X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on           X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
------------------ ----------------------------------------- ------------------
1122(d)(2)(iii)    Advances of funds or guarantees
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
1122(d)(2)(iv)     The related accounts for the                      X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as set
                   forth in the transaction agreements.
------------------ ----------------------------------------- ------------------

                                                                K-1

------------------ ----------------------------------------- ------------------
1122(d)(2)(v)      Each custodial account is maintained at           X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that
                   meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange
                   Act.
------------------ ----------------------------------------- ------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as
                   to prevent unauthorized access.
------------------ ----------------------------------------- ------------------
1122(d)(2)(vii)    Reconciliations are prepared on a                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved
                   by someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
                   Investor Remittances and Reporting
------------------ ----------------------------------------- ------------------
1122(d)(3)(i)      Reports to investors, including those             X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as
                   to the total unpaid principal balance
                   and number of Pool Assets serviced by
                   the Servicer.
------------------ ----------------------------------------- ------------------
1122(d)(3)(ii)     Amounts due to investors are allocated            X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(3)(iii)    Disbursements made to an investor are             X
                   posted within two business days to the
                   Servicer's investor records, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(3)(iv)     Amounts remitted to investors per the             X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
------------------ ----------------------------------------- ------------------

                                                                K-2

                   Pool Asset Administration
------------------ ----------------------------------------- ------------------
1122(d)(4)(i)      Collateral or security on pool assets
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.
------------------ ----------------------------------------- ------------------
1122(d)(4)(ii)     Pool assets  and related documents are
                   safeguarded as required by the
                   transaction agreements
------------------ ----------------------------------------- ------------------
1122(d)(4)(iii)    Any additions, removals or
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(iv)     Payments on pool assets, including any
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business
                   days after receipt, or such other
                   number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
------------------ ----------------------------------------- ------------------
1122(d)(4)(v)      The Servicer's records regarding the
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.
------------------ ----------------------------------------- ------------------
1122(d)(4)(vi)     Changes with respect to the terms or
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
------------------ ----------------------------------------- ------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
                   agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(viii)   Records documenting collection efforts
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------- ------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
------------------ ----------------------------------------- ------------------

                                                                K-3

------------------ ----------------------------------------- ------------------
1122(d)(4)(x)      Regarding any funds held in trust for
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an annual
                   basis, or such other period specified
                   in the transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in accordance
                   with applicable pool asset documents
                   and state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(xii)    Any late payment penalties in
                   connection with any payment to be made
                   on behalf of an obligor are paid from
                   the Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error or
                   omission.
------------------ ----------------------------------------- ------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and
                   uncollectible accounts are recognized
                   and recorded in accordance with the
                   transaction agreements.
------------------ ----------------------------------------- ------------------
1122(d)(4)(xv)     Any external enhancement or other
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
                   transaction agreements.
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                                                                K-4